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                                  RESOURCE BANK

                          STOCK AND 401(k) SAVINGS PLAN

                              Amended and Restated

                            Effective January 1, 2001

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                   RESOURCE BANK STOCK AND 401(k) SAVINGS PLAN
                             As Amended and Restated
                            Effective January 1, 2001

                                TABLE OF CONTENTS

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                                                                            Page
ARTICLE I ...............................................................      2

   DEFINITIONS ..........................................................      2

   1.1 Account ..........................................................      2

   1.2 Administrator ....................................................      2

   1.3 Affiliate ........................................................      2

   1.4 Bank .............................................................      3

   1.5 Bankshares Stock .................................................      3

   1.6 Base Contribution ................................................      3

   1.7 Beneficiary ......................................................      3

   1.8 Board ............................................................      3

   1.9 Break in Service .................................................      3

   1.10 Cash Account ....................................................      3

   1.11 Code ............................................................      3

   1.12 Compensation ....................................................      3

   1.13 Disability ......................................................      4

   1.14 Effective Date ..................................................      4

   1.15 Employee ........................................................      4

   1.16 Employer ........................................................      4

   1.17 Entry Date ......................................................      4

   1.18 ERISA ...........................................................      4

   1.19 ESOP Account ....................................................      4

   1.20 ESOP Contribution ...............................................      4

   1.21 ESOP Loan .......................................................      4

   1.22 Financed Shares .................................................      4

   1.23 Highly Compensated Employee .....................................      4

   1.24 Hour of Service .................................................      5

   1.25 Investment Fund or Investment Funds .............................      6

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
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   1.26 Matched Account .................................................      6

   1.27 Matching Contributions ..........................................      6

   1.28 Named Fiduciary .................................................      6

   1.29 Normal Retirement Age ...........................................      6

   1.30 Participant .....................................................      6

   1.31 Payroll Savings Contributions ...................................      7

   1.32 Plan ............................................................      7

   1.33 Plan Year .......................................................      7

   1.34 Predecessor Institution .........................................      7

   1.35 Profit Sharing Account ..........................................      7

   1.36 Profit Sharing Contributions ....................................      7

   1.37 Retirement Date .................................................      7

   1.38 Rollover Account ................................................      7

   1.39 Savings Account .................................................      7

   1.40 Savings Agreement ...............................................      7

   1.41 Stock Account ...................................................      7

   1.42 Subsidiary ......................................................      7

   1.43 Trust ...........................................................      7

   1.44 Trustee .........................................................      8

   1.45 Valuation Date ..................................................      8

   1.46 Year of Service .................................................      8

   1.47 Top-Heavy Plan Definitions ......................................      9

ARTICLE II ..............................................................     10

   PARTICIPATION ........................................................     10

   2.1 Eligibility ......................................................     10

   2.2 Participation upon Reemployment ..................................     11

   2.3 Information to be Furnished Trustee and Administrator ............     11

   2.4 Additional Information ...........................................     11

   2.5 Leased Employees .................................................     11

ARTICLE III .............................................................     11

   EMPLOYER CONTRIBUTIONS ...............................................     11

   3.1 Employer Contributions ...........................................     11

   3.2 Form of Contributions ............................................     12

   3.3 No Employer Contributions Required ...............................     12

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
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    3.4 Limitation on Employer Contributions ..........................................   12

    3.5 Return of Contributions .......................................................   12

ARTICLE IV ............................................................................   13

    PAYROLL SAVINGS AND ROLLOVER CONTRIBUTIONS ........................................   13

    4.1 Participant Savings ...........................................................   13

    4.2 Rules Governing Savings Agreements ............................................   14

    4.3 Antidiscrimination Requirements ...............................................   14

    4.4 Participant Rollover and Transfer Contributions ...............................   18

ARTICLE V .............................................................................   19

    ACCOUNTS AND ALLOCATIONS OF CONTRIBUTIONS AND FORFEITURES .........................   19

    5.1 Accounts ......................................................................   19

    5.2 Release of Financed Shares ....................................................   20

    5.3 Matching Contributions ........................................................   21

    5.4 Allocation of ESOP and Profit Sharing Contributions and Forfeitures ...........   21

    5.5 Limits on Allocation of Bankshares Stock to Selling Shareholders
        in Section 1042 Transaction ...................................................   21

    5.6 Limits on Matching Contributions to Satisfy Code (S) 401(m)
        Antidiscrimination ............................................................   22

    5.7 Maximum Annual Addition .......................................................   26

 ARTICLE VI ...........................................................................   28

    VALUATION, PARTICIPANT INVESTMENT ELECTIONS AND VOTING RIGHTS .....................   28

    6.1 Year-End Valuation of ESOP Assets .............................................   28

    6.2 Daily Valuation of Investment Funds ...........................................   30

    6.3 Participant Right to Direct Trustee to Diversify Stock Account ................   30

    6.4 Voting Rights for Stock Accounts ..............................................   30

    6.5 Participant Direction of Savings, Matched (Pre-April 1, 2000), Profit
        Sharing and Rollover Accounts .................................................   30

ARTICLE VII ...........................................................................   33

    Distribution of Benefits ..........................................................   33

    7.1 General Procedure .............................................................   33

    7.2 Normal Retirement .............................................................   33

    7.3 Late Retirement ...............................................................   33

    7.4 Disability ....................................................................   33

    7.5 Death of Participant ..........................................................   33

    7.6 Severance of Employment .......................................................   34

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
      7.7 Commencement of Distributions ............................................................   34

      7.8 Valuation and Time of Payment for Terminated Participants ................................   35

      7.9 Valuation and Time of Payment for Retiring, Disabled or Deceased Participants ............   35

      7.10 Death of a Former Participant ...........................................................   36

      7.11 Loans to Participants ...................................................................   36

      7.12 Hardship Distributions ..................................................................   36

ARTICLE VIII .......................................................................................   38

      FORM OF PAYMENT ..............................................................................   38

      8.1 Normal Form ..............................................................................   38

      8.2 Payment in Event of Death ................................................................   38

      8.3 Optional Forms of Payment ................................................................   39

      8.4 Multiple Beneficiary Designation .........................................................   40

      8.5 Distributions of Bankshares Stock ........................................................   40

      8.6 Participant Right to Direct Rollover .....................................................   41

ARTICLE IX .........................................................................................   42

      RIGHTS OF EMPLOYER ...........................................................................   42

      9.1 Right of Termination .....................................................................   42

      9.2 Right of Amendment .......................................................................   43

      9.3 Distribution of Funds Upon Termination ...................................................   43

      9.4 No Contributions After Termination .......................................................   43

ARTICLE X ..........................................................................................   44

      ADMINISTRATION ...............................................................................   44

      10.1 Administrator ...........................................................................   44

      10.2 Authority and Responsibilities of Administrator .........................................   44

      10.3 Named Fiduciary .........................................................................   44

      10.4 Allocation and Delegation ...............................................................   44

      10.5 Agents of the Administrator .............................................................   44

      10.6 Indemnity ...............................................................................   44

      10.7 Actions of the Administrator and Named Fiduciaries ......................................   44

      10.8 Disputed Questions ......................................................................   45

      10.9 Benefit Claims Procedures ...............................................................   45

      10.10 Actions of the Administrator ...........................................................   45

      10.11 Reliance on Reports and Certificates ...................................................   45

      10.12 Compensation ...........................................................................   45

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
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    10.13 Service of Process ............................................  45

ARTICLE XI ..............................................................  46

    AUTHORITY AND POWERS OF THE TRUSTEE .................................  46

    11.1 Relationship with Third Parties ................................  46

    11.2 Accounting .....................................................  46

    11.3 Compensation ...................................................  46

    11.4 Powers and Duties of the Trustee ...............................  46

    11.5 ESOP Loans .....................................................  49

    11.6 Removal of Trustee .............................................  49

    11.7 Acting for the Trustee .........................................  50

    11.8 Expenses of Trust ..............................................  50

    11.9 Investment Manager .............................................  50

ARTICLE XII .............................................................  50

    PROVISIONS RELATING TO TOP-HEAVY PLAN ...............................  50

ARTICLE XIII ............................................................  51

    MISCELLANEOUS PROVISIONS ............................................  51

    13.1 No Guarantee of Employment .....................................  51

    13.2 Severability ...................................................  51

    13.3 No Right of Action By Reason of Plan ...........................  51

    13.4 Non-Alienation of Benefits .....................................  52

    13.5 Qualified Domestic Relations Orders ............................  52

    13.6 Evidence of Survival ...........................................  52

    13.7 Action By or For Employer ......................................  53

    13.8 Adoption of Plan by Related Entities ...........................  53

    13.9 Non-Diversion of Trust Funds ...................................  53

    13.10 Payment to Minors and Incompetents ............................  53

    13.11 Merger ........................................................  53

    13.12 Plan Not Effective Unless Approved ............................  54

    13.13 Use of Pronouns ...............................................  54

    13.14 Governing Law .................................................  54

                                       v

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         THIS AGREEMENT, made in the City of Virginia Beach, Virginia, this ___
day of February, 2002, by and between RESOURCE BANK, a Virginia banking corporation (the "Bank"), and SECURITY TRUST COMPANY (the "Trustee");

         WHEREAS, the Bank initially adopted the Virginia Bankers Association Defined Contribution Plan for Resource Bank (the "Plan") effective January 1, 1993, for the benefit of its eligible employees and pursuant thereto created a trust (the "Trust") for the purpose of investing and administering the contributions made to the Plan, such that the Plan met the qualification requirements of (S) 401(a) and the Trust was tax-exempt under (S) 501 of the Internal Revenue Code of 1986 (the "Code"); and

         WHEREAS, the Plan was first amended to add a 401(k) salary deferral feature effective August 1, 1993; and, after the Bank was reorganized to become the wholly owned subsidiary of Resource Bankshares Corporation, the Plan was restated in its entirety effective July 1, 1998, utilizing a master plan document sponsored by Virginia Bankers Association; and

         WHEREAS, effective April 1, 2000, the Plan was amended to provide that all further Matching contributions to Participants would be made to the Plan in the form of Company Stock; and

         WHEREAS, effective October 1, 2000, the Plan was amended further and was restated as an individually designed plan, which amendment and restatement reflected that (i) the Plan had moved from the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No. 3, June
1996), and its accompanying Profit Sharing Thrift Plan With Employer Stock Investment Adoption Agreement (Number 001) to an individually designed plan document, (ii) the individually designed Plan was renamed the "Resource Bank Stock and 401(k) Savings Plan," (iii) the Plan's Trustee changed from the Virginia Bankers Association Benefits Corporation to Eleanor C. Whitehurst and Debra J. Dyckman, (iv) the vesting schedule was changed to a 2-year cliff vesting schedule, (v) in addition to any other categories of ineligible employees, temporary and seasonal employees hired to work a fixed period of 6 months or less are not eligible to participate in the Plan, (vi) the Plan would provide for an adjusted matching contribution to reflect the fact that operationally, Participant's Matching Contributions may be lower when Matching Contributions are allocated on a payroll (rather than annual) basis and are not adjusted at the end of the Plan Year to reflect any additional Matching Contributions to which the Participant's are entitled based on an allocation calculation performed on an annual basis, and (vii) an employee stock ownership plan feature was added to the Plan, although as of January 1, 2002, no ESOP contributions had been made or planned; and

         WHEREAS, effective as of October 1, 2001, the Trustee was changed to Security Trust Company; and

         WHEREAS, effective January 1, 2002, the Plan was amended (but not restated) in good faith to incorporate changes permitted by the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). That amendment affected (i) involuntary cashouts from the Plan, (ii) hardship distributions, (iii) catch-up contributions (and Matching contributions thereon), (iv) the

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Plan's compensation limit, (v) the limitations on a Participant's annual additions, (vi) the Plan's top heavy rules, (vii) direct rollovers out of the Plan, (viii) rollovers into the Plan, (ix) the nondiscrimination testing for 401(k) plans (specifically, removing the multiple-use test), and (x) distributions upon a Participant's severance of employment with any Participating Employer; and

         WHEREAS, Section 9.2 of the Plan permits the plan sponsor, Resource Bank, to amend the Plan, and Resource Bank now desires to do so, effective January 1, 2001, to incorporate prior amendments and to comply with the current tax laws and regulations and recent legislative changes, commonly referred to as "GUST," which include changes made to federal pension law by the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000

         NOW, THEREFORE, Resource Bank hereby adopts the Plan, as amended and restated, effective January 1, 2001; and the Trustee covenants and agrees to hold the property now in the Trust and any and all other property which he may receive as Trustee hereunder, from time to time, in trust for the uses and purposes and upon the terms and conditions hereinafter stated.

                                    ARTICLE I

                                   DEFINITIONS

         Unless the context or plan language requires otherwise, the following terms shall have the meanings indicated:

1.1 "Account" means, with respect to a Participant, the aggregation of accounts maintained to define such Participant's interest in the Trust. A Participant's Account may include his Savings Account, Matched Account (which may be further divided between pre-April 1, 2000, Matching Contributions and post-March 31, 2000, Matching Contributions), Profit Sharing Account, ESOP Account, and Rollover Account.

         Any shares of Bankshares Stock allocable to a Participant's Account shall be credited to separate stock subaccounts within such Participant's ESOP or post-March 31, 2000, Matched Account, as applicable. If more than one class of stock is credited to a Participant's Account, a separate stock subaccount shall be maintained to reflect contributions, allocations and forfeitures within each such class of stock.

1.2      "Administrator" means the Administrator appointed pursuant to Article
X.

1.3 "Affiliate" means a corporation and/or trade or business which is under common control or is aggregated with the Employer under the provisions of (S)(S) 414(b), (c) or (m) of the Code; provided, however, that for purposes of Paragraph 5.7 only, "Affiliate" shall be determined under the provisions of Code
(S) 414, as modified by Code (S) 415(h).

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1.4      "Bank" means Resource Bank.

1.5 "Bankshares Stock" means shares of capital stock issued by Resource Bankshares Corporation, which shares are voting common stock (or preferred stock convertible into voting common stock) and are "employer securities" as defined in Code (S) 409(l).

1.6 "Base Contribution" means the amount contributed by the Employer for a Plan Year, if any, defined as "Qualified Non-elective Contribution" under Paragraph 4.3(e) and "Qualified Matching Contribution" under Paragraph 5.6(e), in order to facilitate the Plan's compliance with the non-discrimination requirements of Code (S)(S) 401(k) and 401(m), as declared by the Board in its sole discretion.

1.7 "Beneficiary" means the person or persons entitled to receive any amount under this Plan in the event of the death of a Participant or former Participant.

1.8      "Board" means the Board of Directors of the Bank.

1.9 "Break in Service" means a Plan Year in which an Employee does not complete more than 500 Hours of Service.

1.10 "Cash Account" means the portion of a Participant's ESOP Account that reflects his interest in the ESOP Account attributable to Trust assets other than Bankshares Stock.

1.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time. All statutory references in the Plan are to the Code unless otherwise specified.

1.12 "Compensation" means, for any Plan Year, the first $170,000 (as adjusted by the Internal Revenue Service from time to time for changes in the cost of living) in wages or salaries paid by the Employer to a Participant for services rendered during the Plan Year, including Payroll Savings Contributions under this Plan and pre-tax salary reduction contributions made to a (S) 125 cafeteria or a (S) 132(f)(4) qualified transportation fringe benefit plan of the Bank, if any.

         In addition, for purposes of the ESOP provisions, the term Compensation includes overtime pay and commission payments, but excludes bonuses and all other supplemental payments, reimbursements or other supplemental payments or employer-provided benefits (other than Payroll Savings Contributions and pre-tax salary deferrals made to a (S) 125 cafeteria plan, if any) under this or any other employee benefit plan.

         In addition, for purposes of the Payroll Savings provisions, the term Compensation includes overtime pay, bonuses, commission payments, expense reimbursements and any other supplemental payments.

         Effective for Plan Years beginning after December 31, 1996, the family aggregation rules of Code (S)401(a)(17)(A) (as in effect for Plan Years beginning before January 1, 1997) shall no longer be applied in determining the Compensation limit set forth in this definition.

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1.13     "Disability" means a mental and/or physical condition which renders an
Employee incapable of performing the work he was performing for an Employer at the time his disability began and for which he is receiving social security disability payments.

1.14 "Effective Date" means January 1, 2001, the effective date of this amended and restated Plan and Trust, except as otherwise provided herein, in resolutions of the Board, or as required by applicable law.

1.15     "Employee" means any person who is employed by the Employer, excluding
(i) any person who is represented by a collective bargaining unit for the purpose of bargaining with the Employer with respect to retirement benefits, unless the resulting bargaining agreement provides for participation in the Plan, (ii) any person employed in a position described by the Employer in its payroll and/or personnel policies as "temporary" or "seasonal," and (iii) any leased employee or other individual performing services for the Employer who is not a common-law employee of the Employer.

1.16 "Employer" means the Bank or any subsidiary or related organization that, with the consent of the Bank, adopts this Plan.

1.17 "Entry Date" means the date of hire of an Employee, other than an employee who does not meet the definitional requirements set forth in Paragraph
1.15 for treatment as an "Employee"; such individuals, if they are common-law employees of the Bank, shall become Participants in this Plan on the date they are transferred to a job classification meeting the definitional requirements of "Employee," as set forth in Paragraph 1.15.

1.18     "ERISA" means the Employee Retirement Income Security Act of 1974.

1.19 "ESOP Account" means the Account maintained by the Administrator to reflect a Participant's interest in the Trust created by ESOP Contributions made by the Bank.

1.20 "ESOP Contribution" means shares of Bankshares Stock or cash contributed by the Bank for the purpose of acquiring shares of Bankshares Stock, pursuant to the ESOP provisions of the Plan.

1.21 "ESOP Loan" means a loan (or other extension of credit) used by the Trust to finance the acquisition of Bankshares Stock, which loan may constitute an extension of credit to the Trust from a party in interest or disqualified person (as defined in the Employee Retirement Income Security Act of 1974 or the Code).

1.22 "Financed Shares" mean shares of Bankshares Stock acquired by the Trust with the proceeds of an ESOP Loan.

1.23     "Highly Compensated Employee" means any Employee who:

         (a) was a five percent (5%) or more owner of an Employer, as defined in Code (S) 416(i)(1)(A)(iii), at any time during the current or preceding Plan Year; or

       (b) had Compensation from the Employer for the preceding Plan Year in excess of $85,000, as periodically adjusted by the Internal Revenue Service for increases in the cost of living, and, if the Employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

             An employee is in the "top-paid" group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

             Effective for Plan Years beginning after December 31, 1996, the term "Highly Compensated Employee," as defined herein above, shall have the meaning given such phrase by Code (S) 414(q) and applicable Treasury Regulations issued thereunder.

             Effective for plan years beginning after December 31, 1996, the family aggregation rules of former Code (S) 414(q)(6) (as in effect for plan years beginning before January 1, 1997) shall no longer be applied in for purposes of this paragraph.

1.24   "Hour of Service" means:

       (a) (1) Each hour for which an Employee is paid, or entitled to payment, by an Employer for the performance of duties during the Plan Year. These hours shall be credited to the Employee for the Plan Year in which the duties were performed; and

             (2) Each hour for which an Employee is paid, or entitled to payment, by an Employer for reasons other than for the performance of duties during the Plan Year (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence. These hours shall be credited to the Employee for the Plan Year in which the period during which no duties were performed occurred.

             (3) Each hour not credited under subparagraph (a)(1) or (a)(2) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the Plan Year to which the award or agreement pertains rather than the Plan Year in which the award, agreement or payment is made.

             (4) Each hour, not in excess of 501, for which an Employee would otherwise have received credit but for a Parental Leave.

                  (i) These hours shall be credited in the Plan Year in which the Parental Leave commenced if necessary to avoid a Break in Service in such Plan Year.

                  (ii) If hours are not credited under clause (i) above, they shall be credited in the Plan Year next following the commencement of such Parental Leave, if necessary to avoid a Break in Service in such Plan Year.

                  (iii) In any case in which the Administrator cannot determine the Hours of Service the Employee would otherwise have been credited but for such absence, the Employee shall be credited with eight (8) Hours of Service per day of such absence.

                      (iv) The term "Parental Leave" means absence from work by a mother or father on account of: (1) the pregnancy of the Employee; (2) the birth of a child of the Employee; (3) the placement of a child with the Employee in connection with such child's adoption by the Employee; or (4) the caring for such child for a period beginning immediately following such birth or placement. The Employee shall furnish such information as the Administrator may require establishing that the reasons and length of the absence comply with (1) through (4) above.

       (b)   No more than 501 hours shall be credited under subparagraphs
(a)(2), (a)(3) or (a)(4) for any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan
Year).

       (c) An Employee shall be credited with 40 Hours of Service for each week that the Employee is on an authorized leave of absence due to service in the Armed Forces of the United States, provided that the Employee complies with all of the requirements of Federal law in order to be entitled to reemployment and provided further that the Employee returns to employment with the Employer within the period provided by such law.

       (d) An exempt Employee shall be credited with 40 Hours of Service for each week he performs one Hour of Service, and 870 such hours shall be the equivalent of 1,000 and 435 such hours shall be the equivalent of 500. For the purpose of this subparagraph, an exempt Employee is an Employee for whom hourly pay records are not required to be kept under the federal wage and hour laws, and for whom such records are not kept.

       (e) Pursuant to Labor Department Reg. (S) 2530.200b-2(f), the rules set forth in Reg. (S) 2530.200b-2(b) and (c) for computing Hours of Service are hereby incorporated by reference.

1.25 "Investment Fund" or "Investment Funds" means the Funds selected by the Administrator pursuant to Article VI as the investment vehicles for Plan assets.

1.26 "Matched Account" means the portion of a Participant's Account which reflects his interest in such Account attributable to Matching Contributions.

1.27 "Matching Contributions" means the amount contributed by the Employer for a Plan Year, if any, to match a percentage of the Payroll Savings Contributions by each Participant during such Plan Year, as declared by the Board in its sole discretion. As of April 1, 2000 the Matching Contribution shall be funded with shares of Bankshares Stock.

1.28 "Named Fiduciary" means those persons appointed or designated as such pursuant to the provisions of Article X.

1.29 "Normal Retirement Age" means the Participant's attainment of the age of sixty-five (65) years.

1.30 "Participant" means any Employee who, at the time of reference, is qualified to participate in the benefits of the Plan, and where the context requires, or it is specifically provided, it shall include a former Participant.

1.31 "Payroll Savings Contributions" means the amounts contributed by the Employer to the Plan on behalf of a Participant, pursuant to the Participant's Savings Agreement, as described in Paragraph 4.1.

1.32   "Plan" means the Resource Bank Stock and 401(k) Savings Plan.

1.33 "Plan Year" means a period of twelve (12) consecutive months commencing on January 1/st/ and ending on the following December 31/st/, which period shall be the computation period for participation, vesting and benefit accrual purposes and the limitation year for purposes of Code (S) 415.

1.34 "Predecessor Institution" means any business entity all (or substantially all) of the assets of which shall have been or shall be purchased by any Employer (or any Predecessor Institution as herein defined) or which has been or shall be merged or consolidated with any Employer (or any Predecessor Institution as herein defined).

1.35 "Profit Sharing Account" means the account maintained by the Administrator to reflect a Participant's interest in the Trust created by Profit Sharing Contributions, if any.

1.36 "Profit Sharing Contributions" means amounts contributed by the Employer to the Plan on behalf of a Participant as profit sharing, as declared by the Board in its sole discretion.

1.37 "Retirement Date" of a Participant means the first day of the month coincident with or next following his actual retirement under the Plan.

1.38 "Rollover Account" means the account maintained by the Administrator to reflect a Participant's interest in the Trust created by his own rollover or transfer contributions from a conduit IRA or a qualified plan sponsored by a prior employer.

1.39 "Savings Account" means the account maintained by the Administrator to reflect the Participant's interest in the Trust created by his Payroll Savings Contributions.

1.40 "Savings Agreement" means the written agreement entered into between the Participant and the Employer pursuant to Paragraph 4.1 by which the Participant agrees to reduce his taxable Compensation and the Employer agrees to make an equivalent Payroll Savings Contribution to the Plan on his behalf.

1.41 "Stock Account" means the portion of a Participant's ESOP Account consisting of Bankshares Stock.

1.42 "Subsidiary" means any corporation all or the majority of whose issued and outstanding capital stock is owned by the Bank, either directly or through one or more other Subsidiaries.

1.43 "Trust" means the trust which is hereby continued under this amended and restated Plan by agreement between the Bank and the Trustee, whether such trust is set forth under the provisions of Article XI or in a separate trust agreement required by the Trustee, and which shall be known as the Resource Bank Stock and 401(k) Savings Plan Trust. If a separate trust agreement is required by the Trustee, the provisions of Article XI shall not apply and the operative trust agreement will be the separate trust agreement and all references in this Plan document to the Trust shall refer to such separate agreement.

1.44 "Trustee" means the person or persons who execute this Plan as trustee or any successor or successors thereto, or, if the Trustee requires a separate trust agreement, the person or persons who execute that separate agreement as Trustee.

1.45 "Valuation Date" means every business day during each Plan Year; provided, however, that any asset of the Trust which is not actually valued on a daily basis shall be valued at least once per Plan Year on the last day of the Plan Year and shall be deemed to have, as of such date, the value assigned to it by the qualified, independent appraiser retained for the purpose of valuing such assets.

1.46   "Year of Service" means:

       (a) (1) Eligibility. Because each Employee is eligible to participate in the Plan immediately upon commencement of employment with the Employer, there is no Years of Service calculation for eligibility purposes.

             (2) Breaks in Service for Nonvested Participants. Years of Service of a nonvested Participant shall be disregarded for all purposes if he has consecutive Breaks in Service that equal or exceed the greater of five (5) or the number of Years of Service before the first Break in Service.

       (b) (1) Vesting. For purposes of computing an Employee's nonforfeitable percentage (i.e., his vested interest) in his Account pursuant to Paragraph 7.6, he shall be credited with a Vesting Year of Service for each Plan Year beginning on or after the Effective date in which he completes at least 1,000 Hours of Service. Service of any leased employee with the Employer or attributable to any employer aggregated with the Employer under Code (S)(S) 414(b), (c) or (m) will be credited for vesting purposes regardless of that leased employee's eligibility to participate in the Plan.

             (2) Past Service Vesting Credit. An Employee shall be credited with one (1) Vesting Year of Service hereunder for each Year of Service he had earned under the provisions of the Plan. For purposes of the preceding sentence, the term Year of Service means a Plan Year beginning on January 1, 1993, in which an Employee completed at least 1,000 Hours of Service.

             (3) Breaks in Vesting Service. Years of Service after five (5) consecutive Breaks in Service shall not be taken into account for purposes of computing the vested interest of the Participant in his Account, under Paragraph 7.6, which accrued before the first such Break in Service.

             (4) Post-Break Vesting. For purposes of computing a rehired Participant's vested interest in his Account which accrues after his date of reemployment, he shall receive credit for all of his Years of Service prior to a Break in Service if, on the date (a) he previously terminated employment, he had a vested interest in any portion of his Account, or (b) he is reemployed, his service could not be disregarded under subparagraph (a)(2) above.

             (5) No Double Vesting. No Employee shall receive vesting credit for more than one Year of Service with respect to any one Plan Year, whether simultaneously employed by two or more Employers or employed by one or more Employers for portions of a Plan Year.

       (c) Service with Affiliates, Predecessor Institutions, and Contracted Entities.

             (1) An Employee shall receive Years of Service eligibility and vesting credit for all service with an affiliated employer. For the purpose of this paragraph, "affiliated employer" means any organization which was, at the time such services were performed, related to the Bank as: (i) a member of the same controlled group of corporations (as defined in Code (S) 414(b)); (ii) a trade or business under the same common control (as defined in Code (S) 414(c)); or (iii) a member of the same affiliated service group (as defined in Code (S) 414(m)).

             (2) Service with a Predecessor Institution shall be considered service for vesting purposes with an Employer if such Predecessor Institution maintained a qualified retirement plan that is continued in conjunction with or as part of this Plan. Other service with a Predecessor Institution may be considered service with an Employer as determined by the Board with respect to the employees of a particular predecessor institution and shall be treated as service with the Employer to the extent required by law.

1.47 Top-Heavy Plan Definitions. The definitions relating to top-heavy plan provisions are as follows:

       (a) A plan is a "top-heavy plan" if, as of the determination date, the aggregate of the accounts of key employees under the Plan exceeds sixty percent (60%) of the aggregate of the accounts of all Employees under such Plan. The determination of whether the Plan is top-heavy shall be made after aggregating all other plans of the Employer in which a key employee participates, including any terminated plan, and any other plan of an Employer which enables this Plan to meet the requirements of Code (S)(S) 401(a)(4) and 410 with this Plan (the "required aggregation group"). In addition, any other plan of an Employer which, when considered as a group with the required aggregation group, would satisfy the requirements of Code (S)(S) 401(a)(4) and 410 (the "permissive aggregation group") shall be aggregated with this Plan if such permissive aggregation thereby eliminates the top-heavy status of any plan within such permissive aggregation group. A plan is a "super top-heavy plan" if, as of the determination date, the plan would meet the test specified above for being a top-heavy plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in this subparagraph.

       (b) The "determination date" for purposes of determining whether a plan is top-heavy for a particular Plan Year is the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year.

       (c) The "valuation date" for purposes of determining the value of Plan accounts under this section shall be the same date as the determination date.

       (d) A "key employee" is any Employee (including a Beneficiary of such Employee or a former Employee) who performed service at any time during the Plan Year or any of the four preceding Plan Years and is:

          (1) An officer of the Employer having an annual compensation greater than 50 percent of the amount in effect under Code (S) 415(b)(1)(A) for any such Plan Years (but in no event shall more than fifty (50) Employees or, if less, the greater of three (3) or ten percent (10%) of all Employees be taken into account under this subparagraph (d)(1) as key employees);

          (2) One of the ten (10) Employees having annual Compensation from the Employer greater than the limitation in effect under Code (S) 415(c)(1)(A) and owning (or considered as owning within the meaning of Code (S) 318) the largest interest of the Employer (but if two (2) or more Employees have the same interest in the Employer, the Employee having the greater annual compensation from the Employer shall be treated as having the larger interest);

          (3) A person owning (or considered as owning within the meaning of Code (S) 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer; or

          (4) A person who has an annual compensation from the Employer of more than One Hundred Fifty Thousand Dollars ($150,000) and who would be described in subparagraph (3) hereof if one percent (1%) were substituted for five percent (5%).

          For purposes of applying Code (S) 318 to the provisions of this subparagraph, subparagraph C of Code (S) 318(a)(2) shall be applied by substituting five percent (5%) for fifty percent (50%). In addition, the rules of subsections (b), (c) and (m) of Code (S) 414 shall not apply for purposes of determining ownership in the Employer under this subparagraph.

     (e) A "non-key employee" is any Participant in the Plan (including a Beneficiary of such Participant) who is not a key employee.

     (f) Determinations as to which employees are key employees, the aggregation of plans for top-heavy testing, and the computation of top-heavy ratios shall be made in accordance with Code (S) 416 and Treas. Reg.(S) 1.416-1.


                                   ARTICLE II

                                  PARTICIPATION

2.1  Eligibility.
     -----------

     (a) On January 1, 2001. Every Employee who was a Participant in the Plan on January 1, 2001, shall continue to participate in this Plan on and after such date.

     (b) After January 1, 2001. Every Employee who was not a Participant in the Plan on January 1, 2001, shall become a Participant in this Plan on the Entry Date coinciding with the commencement of such Employee's employment with the Employer.

2.2 Participation upon Reemployment. If a former Participant terminates employment and is subsequently rehired, he shall once again become a Participant hereunder on his date of reemployment.

2.3 Information to be Furnished Trustee and Administrator. With respect to its Employees, the Employer shall furnish to the Trustee and to the Administrator, within ninety (90) days after the end of each year, (a) a list of the Participants who are actively employed or on leave of absence as of the last pay period of such year and a list of the Participants who died, retired or terminated their employment, showing, in each case, the aggregate amount of Compensation paid or accrued to each of them during such year and the number of Hours of Service completed by each such Participant, (b) a list of the other Participants who incurred a Break in Service during the Plan Year, and (c) such additional information (if any) as shall be necessary in order to enable the Administrator to make proper allocation of any unallocated appreciation or depreciation of the Trust assets, gains or losses of the Trust, forfeited accounts and the Employer's contributions for and during such year.

2.4 Additional Information. With respect to its Employees, the Employer shall also give to the Trustee and the Administrator notice of the death, retirement or other termination of employment of any Participant or of any other matter affecting any Participant's participation under the Plan, stating all facts with respect thereto which are material to the administration of the Plan.

2.5 Leased Employees. For purposes of applying either the percentage or the fair cross-section tests of Code (S) 410(b)(1) to the Employees eligible to participate in or covered by the Plan, any individual deemed to be an Employee of the Employer pursuant to Code (S) 414(n), relating to leased employees, shall be treated as an Employee of the Employer. No such leased employee shall be eligible to participate or be covered by the Plan,however, unless such participation or coverage is required in order to satisfy the requirements of Code (S) 410.


                                   ARTICLE III

                             EMPLOYER CONTRIBUTIONS

3.1 Employer Contributions. Subject to all the conditions and provisions set forth in the Plan, the Employer shall, for each Plan Year, contribute to the
Trust:

     (a)  all Payroll Savings Contributions;

     (b)  all Matching Contributions;

     (c)  all ESOP Contributions; and

     (d)  all Profit Sharing Contributions.

3.2 Form of Contributions. Profit Sharing Contributions for any Plan Year may be paid in cash, shares of Bankshares Stock or such other properties as the Board, in its absolute discretion, may determine. Shares of Bankshares Stock and other property contributed to the Plan shall be valued at current fair market value. Payroll Savings Contributions shall be paid in cash, and such contributions may be invested by Participants in Bankshares Stock. ESOP Contributions and all Matching Contributions shall, after April 1, 2000, be paid in the form of Bankshares Stock or cash earmarked for the purchase of Bankshares Stock.

3.3 No Employer Contributions Required. Notwithstanding anything in the Plan to the contrary, the Employer may determine that no Matching, ESOP or Profit Sharing Contribution shall be made by it for the Plan Year or that its contribution for such year shall be in a greater or lesser amount than any prior contribution. No contribution or contributions shall in any way (literally or proportionately) be deemed a precedent in determining the amount of any subsequent contribution.

3.4 Limitation on Employer Contributions. The sum paid to the Trustee by the Employer for any one year shall in no event exceed the maximum amount deductible from the income of the Employer for such year under Code ss. 404. All contributions pursuant to Paragraph 3.1 shall be made within the time prescribed by the Code, or regulations promulgated thereunder from time to time, for making contributions which can be deducted for Federal income tax purposes.

3.5  Return of Contributions.

     (a) Except as provided in subparagraphs (b), (c) and (d) of this paragraph, and notwithstanding any other provision of the Plan and Trust, the Employer irrevocably divests itself of any interest in any sums contributed by it to the Trust, and it shall be impossible for any portion of the Trust to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries.

     (b) If a contribution by the Employer is conditioned upon qualification of the Plan or any amendment thereto under Code (S) 401 and the Plan or amendment does not so qualify, the contribution may be returned to the Employer within one year of the date of denial of such qualification.

     (c) If a contribution by the Employer is based upon a mistake of fact, the contribution may be returned to the Employer within one year after the payment of the contribution.

     (d) If a contribution is conditioned on its tax deductibility by the Employer and such contribution is subsequently determined to be nondeductible, the contribution may be returned to the Employer within one year of the date it is determined to be nondeductible.

                                   ARTICLE IV

                   PAYROLL SAVINGS AND ROLLOVER CONTRIBUTIONS

4.1  Participant Savings.

     (a) Savings Agreements. A Participant who has satisfied the eligibility conditions of Paragraph 2.1 and become a Participant in the Plan may enter into a Savings Agreement with the Employer which will be effective as of the first payroll period beginning within fifteen (15) days after the Savings Agreement is filed with the Administrator, and which will be applicable, until amended or terminated, to all subsequent payroll periods. The terms of such Savings Agreement shall provide that the Participant agrees to accept a reduction in his taxable Compensation equal to either (i) a whole percentage of such Compensation between one percent (1%) and fifteen percent (15%), or (ii) a fixed dollar amount which shall be not less than one percent (1%) nor more than fifteen percent (15%) of the Participant's Compensation. In consideration of such agreement, the Employer will contribute to the Participant's Savings Account an amount equal to the total amount by which the Participant's taxable Compensation was reduced pursuant to his Savings Agreement. If a Participant's Compensation shall increase or decrease after his completion of a Savings Agreement, the amount of his Payroll Savings Contribution shall be adjusted accordingly, provided that the Participant may, if he so designates on his Savings Agreement, limit his Payroll Savings Contribution percentage to a maximum dollar amount. The Employer shall deposit all Savings Contributions with the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets.

          (1)  Effective for Plan Years beginning after December 31,
2001, the term "ninety percent (90%)" shall be substituted in Paragraph 4.1(a), above, wherever the term "fifteen percent (15%)" is used.

     (b) Maximum Payroll Savings. Notwithstanding anything in Paragraph 4.1(a), no Participant shall be permitted to make Payroll Savings Contributions during any calendar year in excess of $10,500 (or such higher amount as is established by the Secretary of the Treasury after annual adjustment for cost of living increases). Payroll Savings Contributions in excess of the applicable dollar limit under Code (S) 402(g) shall be distributed, together with income allocable thereto, no later than April 15 to Participants who claim such excess amounts for the preceding calendar year. The Participant's claim for such excess amounts shall be in writing, shall be submitted to the Administrator no later than March 1, and shall specify the exact amount by which the Participant's Payroll Savings Contributions, when added to amounts deferred by the Participant under other plans, exceeds the limit imposed on the Participant by Code (S) 402(g) for the year in which the deferral occurred. The excess amount distributed to the Participant hereunder shall be adjusted for income and, if there is a loss allocable to the excess amount, shall in no event be less than the lesser of the balance in the Participant's Savings Account or the amount of his Payroll Savings Contributions for the Plan Year. The amount of income or loss allocable to excess Payroll Savings Contributions is determined by multiplying the total amount of income or loss allocable to the Participant's Savings Account for the Participant's taxable year by a fraction, the numerator of which is such Participant's excess Payroll Savings Contributions for the year and the denominator of which is the sum of (1) the Participant's Savings Account balance as of the beginning of the taxable year plus (2) the Participant's Payroll Savings Contributions for the taxable year.

4.2 Rules Governing Savings Agreements. Any Savings Agreement shall be governed by the following rules:

     (a) A Savings Agreement shall apply to each payroll period during the Plan Year in which it is in effect.

     (b) A Participant may change his Savings Agreement, but not retroactively, effective as of the first day of the quarter following receipt of a revised Savings Agreement by the Administrator. By giving written notice, a Participant may revoke his Savings Agreement at any time during the Plan Year, effective as of the end of the quarter following receipt of such notice.

     (c) The Employer may amend or revoke its Savings Agreement with any Participant at any time, if the Employer determines that such revocation or amendment is necessary to ensure that a Participant's Payroll Savings Contributions for any Plan Year will not exceed any applicable limitations under the Plan or the Code or to ensure that the antidiscrimination test of Paragraph
4.3 below is met for such Plan Year.

     (d) If a Participant terminates employment, his final Payroll Savings Contribution will be made on the payday immediately following his last day of employment. The balance in the Participant's Savings Account shall be distributed to the Participant in accordance with Article VII.

4.3  Antidiscrimination Requirements.


     (a)  Actual Deferral Percentage.


          Prior Year Testing: For Plan Years beginning after December 31, 1996, the Actual Deferral Percentage ("ADP") for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

          (1) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

          (2) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than 2 percentage points.

               For the first Plan Year the Plan permits any Participant to make Elective Deferrals and this is not a successor plan, for purposes of the foregoing tests, the prior year's Non-Highly Compensated Employees' ADP shall be 3 percent unless the Employer has elected to use the Plan Year's ADP for these Participants.

          Current Year versus Prior Year Testing: If elected by the Employer, the ADP tests in (1) and (2) above will be applied by comparing the current Plan Year's ADP for Participants who are Highly Compensated Employees with the current Plan Year's ADP for Participants who are Non-Highly Compensated Employees. Once made, this election can only be undone if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance). For the 1997 Plan Year, the Plan elected to use Prior Year Testing. For Plan Years beginning on or after January 1, 1998, the Plan has used Current Year Testing and will continue to do so unless and until the Plan is amended to reflect otherwise.

     (b)  Special Rules.


          (1) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

          (2) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in Code (S) 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code (S) 401(k).

          (3)  In the event that this Plan satisfies the requirements of Code
(S)(S)401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Paragraph shall be applied by determining the ADP of employees as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee ADP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code (S) 401(k) only if they have the same Plan Year and use the same ADP testing method.

          (4) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the end of the 12-month period immediately following the Plan Year to which the contributions relate.

          (5) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

     (c)  Definitions.

          (1) "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the trust on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year. Employer contributions on behalf of any Participant shall include: (i) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (ii) if elected by the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

          (2) "Elective Deferrals" shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferrals is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement ("CODA") described in Code (S) 401(k), any salary reduction simplified employee pension described in Code (S) 408(k)(6), any SIMPLE IRA Plan described in Code (S) 408(p), any eligible deferred compensation plan under Code
(S) 457, any plan described under Code (S) 501(c)(18), and any Employer contributions made on behalf of a Participant for the purchase of an annuity contract under Code (S) 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

          (3) "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

               (i) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

               (ii) The maximum amount of such contributions permitted by the ADP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

          (4) "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under Code (S) 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

     (d) Distribution of Excess Contributions. For Plan Years beginning after December 31, 1996, notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the ADP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Excess Contributions shall be treated as annual additions under the Plan.

          (1) Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions allocated to each Participant is the sum of: (i) income or loss allocable to the Participant's Elective Deferral account (and, if applicable, the Qualified Non-elective Contribution account or the Qualified Matching Contributions account, or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (ii) 10 percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15/th/ of such month.

          (2) Accounting for Excess Contributions: Excess Contributions allocated to a Participant shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account (if applicable), in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

     (e) Designation of Nonforfeitable Base Contributions. The Employer may elect to make nonforfeitable base contributions, defined below as Qualified Non-elective Contributions, under the Plan on behalf of Employees. In addition, if the Employer has elected to use the Current Year Testing method, in lieu of distributing Excess Contributions as provided in Paragraph 4.3(d) of the Plan, or Excess Aggregate Contributions as provided in Paragraph 5.6(d) of the Plan, and to the extent elected by the Employer, the Employer may make Qualified Non-elective Contributions on behalf of Participants that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both.

          "Qualified Non-elective Contributions," for purposes of this Paragraph 4.3(e), shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

     (f) The provisions of this section are effective for Plan Years beginning after December 31, 1996.

4.4  Participant Rollover and Transfer Contributions.

     (a) Subject to satisfaction of the requirements of subparagraph (d) below, amounts may be rolled over or transferred from other retirement plans qualified under Code (S) 401(a) or annuity plans qualified under Code (S) 403(a) to this Plan, provided that the trust from which such funds are transferred or rolled over permits the transfer or rollover to be made and the transfer or rollover will not jeopardize the tax exempt status of this Plan or Trust or create adverse tax consequences for the Employer. The amounts transferred or rolled over shall be set up in a separate account herein referred to as "Rollover Account." Such account shall be fully vested at all times and shall not be subject to forfeiture for any reason.

     (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan, and such amounts shall not be subject to forfeiture for any reason and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in subparagraph (c) below.

     (c) At Normal Retirement Age, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Rollover Account shall be used to provide additional benefits to the Participant in the normal form or such other optional method as the Participant may elect pursuant to Article VIII.

     (d) For purposes of this Paragraph, the term "amounts rolled over or transferred from another qualified plan" shall mean (i) amounts transferred to this Plan directly from the trustee of another qualified plan; (ii) lump sum distributions received by an Employee from another qualified plan which are eligible for tax-free rollover to a qualified plan and which are transferred by the Employee to this Plan within sixty (60) days following his receipt thereof;
(iii) amounts transferred to this Plan from an individual retirement account, provided that the individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump sum distribution, (B) were eligible for tax-free rollover to a qualified plan, and (C) were deposited in such individual retirement account within sixty (60) days of receipt thereof and earnings on said assets ("conduit individual retirement account"); and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause
(iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account. No transfer contribution from any plan subject to the qualified joint and survivor annuity payment requirements of Code (S) 401(a)(11) shall be approved by the Administrator or accepted by the Trustee unless the Participant, at the time of the transfer (i) is not married or (ii) if married, has obtained appropriate and timely spousal consent to waive the otherwise applicable survivor annuity form of payment in a writing witnessed by a notary public or plan representative of such transferor plan. Prior to accepting any transfer to which this Paragraph applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Paragraph and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Paragraph.

     (e) An Employee, prior to satisfying the Plan's eligibility conditions under Paragraph 2.1, may make a rollover or transfer contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a rollover or transfer contribution to the Trust prior to satisfying the Plan's eligibility conditions under Paragraph 2.1, the Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee shall not be eligible to make Payroll Savings Contributions nor shall he share in Employer Contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. If the Employee terminates employment prior to becoming a Participant, the Trustee shall distribute his Rollover Account to him in accordance with Articles VII and VIII.

                                    ARTICLE V

                           ACCOUNTS AND ALLOCATIONS OF
                          CONTRIBUTIONS AND FORFEITURES

5.1  Accounts.

     (a) The Administrator shall establish and maintain a separate Account for each Participant in the Plan. Each Account shall be comprised of an ESOP Account (consisting of a Cash Account and a Stock Account), a Matched Account (which may be further subdivided for Matching Contributions made before, and beginning on or after, April 1, 2000), a Savings Account, and, if applicable, a Rollover Account or a Profit Sharing Account. Except as provided below, such separate accounts shall not require a segregation of trust assets, and no Participant shall acquire any right to or interest in any specific asset as a result of the allocations provided under the Plan.

     (b) The ESOP Stock Account of each Participant will be credited as of each Valuation Date with his allocable share of (a) Bankshares Stock (including fractional shares) purchased and paid for by the Trustee, or contributed in kind by the Employer, (b) forfeitures of Bankshares Stock, and (c) stock dividends on Bankshares Stock held in his Stock Account. The ESOP Cash Account of each Participant will be credited or debited as of each Valuation Date with its share of Plan income or loss, with cash dividends paid on Bankshares Stock in his Stock Account, and with ESOP Contributions and forfeitures of other than Bankshares Stock. The Cash Account will be debited for any payments for purchases of Bankshares Stock. The Participant's interest in his ESOP Account shall be vested in accordance with Paragraph 7.6.

          (1) Cash dividends, if any, on shares of Bankshares Stock allocated to Participants' ESOP Accounts may be accumulated in the Trust or may be paid to Participants currently as determined in the sole discretion of the Administrator, exercised in a uniform and nondiscriminatory manner. It is intended that the Bank shall be allowed a deduction under Code (S) 404(k) with respect to any dividends paid on allocated shares of Bankshares Stock of any class held by the Plan on the record date to the extent such dividends are paid in cash directly to the Participants, or their Beneficiaries, or are paid to the Plan and are distributed from the Plan to the Participants or their Beneficiaries not later than ninety (90) days after the close of the Plan Year in which paid. It is also intended that the Bank be allowed a deduction under Code (S) 404(k) for any dividends paid on shares of Bankshares Stock (whether or not allocated) to the extent such dividends are used to make payments on an ESOP Loan, provided that with respect to dividends paid on allocated shares, shares of Bankshares Stock having a fair market value at least equal to the amount of such dividends shall be allocated to the Stock Accounts of Participants for the year in which such dividends would otherwise have been allocated to such Participants.

     (c) The Savings, Matched (accumulated prior to April 1, 2000), Rollover and Profit Sharing Accounts of each Participant will be allocated among the Investment Funds as directed by the Participant, in the manner set forth in Paragraph 6.5. Each such Account will be credited or debited as of each Valuation Date with its allocable share of income or loss and any contributions made to such Account. Each Participant shall always be one hundred percent (100%) vested in all amounts credited to his Savings and Rollover Accounts.

     (d) The Rollover Account of a Participant, if any, shall represent his interest in the Trust created by the rollover or transfer of amounts from other retirement plans pursuant to Paragraph 4.4. The Rollover Account of a Participant shall be credited or debited as of each Valuation Date with its allocable share of Plan income or loss. The Rollover Account of a Participant shall not share in any allocations of Employer contributions or Participant forfeitures, and the Participant shall always be one hundred percent (100%) vested in the amount credited to his Rollover Account.

     (e) The Profit Sharing Account of a Participant, if any, shall represent his interest in the Trust created by Profit Sharing Contributions, if any. The Participant's interest in his Profit Sharing Account shall be vested in accordance with Paragraph 7.6.

5.2 Release of Financed Shares. Financed Shares shall initially be credited to a "Loan Suspense Account" and shall be allocated to the Stock Accounts of Participants as the principal amount of the ESOP Loan is repaid, in accordance with the following provisions:

     (a) For each Plan Year until the ESOP Loan is fully repaid, the number of Financed Shares released from the Loan Suspense Account shall equal the number of unreleased Financed Shares immediately before such release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid on the ESOP Loan for the current Plan Year and the denominator of which is the sum of the numerator plus the principal to be paid on such ESOP Loan for all future years during the term of the ESOP Loan (determined without reference to any possible extensions or renewals thereof). Notwithstanding the foregoing, in the event an ESOP Loan subject to this subparagraph 5.2(a) shall be repaid with the proceeds of a subsequent ESOP Loan, the Financed Shares in the Loan Suspense Account shall not be released by the repayment, but shall continue to be released according to provisions of this subparagraph 5.2(a) on the basis of payments of principal on such substitute loan; provided, however, that the term of the original ESOP Loan and any extension, renewal or refinancing of the original ESOP Loan shall not exceed ten (10) years.

     (b) If at any time there is more than one ESOP Loan outstanding, then each ESOP Loan shall be accounted for separately under the Loan Suspense Account and shall be treated separately for purposes of the provisions governing the release of shares under this Paragraph 5.2.

     (c) All Financed Shares released from the Loan Suspense Account during any Plan Year shall be held in the Trust Fund on an unallocated basis until allocated by the Administrator as of the next succeeding Valuation Date under Paragraph 5.4.

5.3 Matching Contributions. Subject to all the conditions and provisions set forth in the Plan, the Employer shall, in its sole discretion, make Matching Contributions to the Trust at the end of each Plan Year in an amount equal to the percentage of each Participant's Payroll Savings Contribution for such Plan Year set by the Board for such Plan Year, if any. Matching Contributions shall be allocated to each Participant who made Payroll Savings Contributions to the Plan during the Plan Year.

     Matching Contributions, if made, shall be initially allocated to the Account of each Participant entitled to such Matching Contributions at the time that Payroll Savings Contributions are made, but shall be adjusted, if necessary, at the end of each Plan Year so that the amount of Matching Contributions made to a Participant's Account are in an amount that is consistent with the language of the preceding paragraph.

5.4  Allocation of ESOP and Profit Sharing Contributions and Forfeitures.

     (a) Eligible Participants. On each Valuation Date the Administrator shall allocate a portion of the aggregate amount of ESOP and Profit Sharing Contributions, if any, contributed to the Plan pursuant to Article III, together with forfeitures eligible for allocation under Paragraph 7.6, to the ESOP, or Profit Sharing Accounts, as the case may be, of Participants who earned Compensation from the Employer during the Plan Year and either: (1) retired, became disabled or died during the Plan Year, or (2) completed one thousand (1,000) or more Hours of Service during the Plan Year and were employed on December 31/st/ of Such Plan Year (any Participant who satisfied the requirements for allocation at the end of a Plan Year, as set forth above, is hereinafter referred to as an "Eligible Participant").

     (b) Manner of Allocation. The ESOP and Profit Sharing Contribution to be allocated to each Eligible Participant's ESOP and Profit Sharing Account, respectively, if any, shall be determined by a fraction, the numerator of which is the Compensation paid to each Eligible Participant during such Plan Year, and the denominator of which is the aggregate Compensation paid to all Eligible Participants during the Plan Year.

5.5 Limits on Allocation of Bankshares Stock to Selling Shareholders in Section 1042 Transaction. Notwithstanding any provision in this Plan to the contrary, if shares of Bankshares Stock are sold to the Plan by a shareholder in a transaction for which special tax treatment is elected by such shareholder (or his or her representative) pursuant to Section 1042 of the Code, no allocation may be made to the ESOP Stock Accounts of:

     (a) any person who owns (after the application of Section 318(a) of the Code) more than 25 percent (25%) in value of the outstanding Bankshares Stock; or

     (b) any person who sold shares to the Plan, and any person who is related to such shareholder (within the meaning of Section 267(b) of the Code), but excluding lineal descendants of such shareholder as long as no more than 5 percent (5%) of the aggregate amount of all

Bankshares Stock sold by such shareholder or any other relative of the lineal descendant in a transaction to which Section 1042 of the Code applies is allocated to lineal descendants of such shareholder during the Nonallocation Period (as defined below).

     Further, no other allocations of ESOP Contributions may be made to the Accounts of such persons unless additional allocations are made to other Participants, in accordance with the provisions of Sections 401(a) and 410 of the Code. The term "Nonallocation Period" means the period beginning on the date of sale and ending on the later of ten years after the date of sale or the date of the allocation attributable to the final payment on the Acquisition Loan incurred with respect to the sale.

     To the extent that a Participant is subject to the allocation limitation described in this Paragraph 5.5 for a Plan Year, no other company stock, employer contributions, forfeitures, earnings or assets shall be allocated to such Participant to offset the reduction in amounts otherwise allocable to him but for this Paragraph 5.5.

5.6  Limits on Matching Contributions to Satisfy Code (S) 401(m)
     Antidiscrimination Requirements.

     (a) Prior Year Testing: For Plan Years beginning after December 31, 1996, the Average Contribution Percentage ("ACP") for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the prior year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

          (1) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

          (2) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2, provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than 2 percentage points.

               For the first Plan Year this Plan permits any Participant to make Employee Contributions, provides for Matching Contributions or both, and this is not a successor plan, for purposes of the foregoing tests, the prior year's Non-Highly Compensated Employees' ACP shall be 3 percent unless the Employer has elected to use the Plan Year's ACP for these Participants.

               Current Year versus Prior Year Testing: If elected by the Employer in a plan amendment, the ACP tests in (1) and (2) above will be applied by comparing the current Plan Year's ACP for Participants who are Highly Compensated Employees for each Plan Year with the current Plan Year's ACP for Participants who are Non-Highly Compensated Employees. Once made, this election can only be undone if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance). For the 1997 Plan Year, the Plan elected to use Prior Year Testing. For Plan Years beginning on or after January 1, 1998, the Plan has used Current Year Testing and will continue to do so unless and until the Plan is amended to reflect otherwise.

     (b)  Special Rules.

          (1) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

          (2) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced in the manner described in Paragraph 5.6(d) of the Plan so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or the ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP, respectively, of the Non-Highly Compensated Employees.

          (3) For purposes of this Paragraph 5.6, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code (S) 401(a), or arrangements described in Code
(S) 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code (S) 401(m).

          (4)  In the event that this Plan satisfies the requirements of Code
(S)(S)401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Paragraph shall be applied by determining the ACP of Employees as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee ACP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code (S) 401(m) only if they have the same Plan Year and use the same ACP testing method.

          (5) For purposes of the ACP test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

          (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

     (c)  Definitions.

          (1) "Aggregate Limit" shall mean the sum of (i) 125 percent of the greater of the ADP of the Non-Highly Compensated Employees for the prior Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Code (S) 401(m) for the Plan Year beginning with or within the prior Plan Year of the CODA, and (ii) the lesser of 200 percent or 2 plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)" above, and "greater" is substituted for "lesser" after "2 plus the" in "(ii)" if it would result in a larger Aggregate Limit. If the Employer has elected to use the Current Year Testing method, then in calculating the Aggregate Limit for a particular Plan Year, the Non-Highly Compensated Employees' ADP and ACP for that Plan Year, instead of for the prior Plan Year, is used.

          (2) "Average Contribution Percentage" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

          (3) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year.

          (4) "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. If so elected, the Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Employer may also elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

          (5) "Elective Deferral" shall have the same meaning that such term has in Paragraph 4.3.

          (6) "Eligible Participant" shall mean any employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible participant on behalf of whom no Employee Contributions are made.

          (7) "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

          (8) "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

               (i) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

               (ii) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                    Such determination shall be made after first determining Excess Elective Deferrals pursuant to Paragraph 4.3(c)(4) and then determining Excess Contributions pursuant to Paragraph 4.3(c)(3).

          (8) "Matching Contribution" shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

     (d)  Distribution and/or Forfeiture of Excess Aggregate Contributions.
For Plan Years beginning after December 31, 1996, notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

          (1) Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions allocated to each Participant is the sum of: (i) income or loss allocable to the Participant's Employee Contribution account, Matching Contribution account, Qualified Matching Contribution account (if any, and if all amounts therein are not used in the ADP test), and, if applicable, Qualified Non-elective Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (ii) 10 percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15/th/ of such month.

          (2) Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Non-Highly Compensated Employees or applied to reduce Employer contributions, as elected by the Employer.

          (3) Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions allocated to a Participant shall be forfeited, if forfeitable, or distributed on a pro-rata basis from the Participant's Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account (and, if applicable, the Participant's Qualified Non-elective Contribution account or Elective Deferral account, or both).

     (e) Designation of Nonforfeitable Base Contributions. The Employer may elect to make nonforfeitable base contributions, defined below as Qualified Matching Contributions, to the Plan on behalf of Employees.

          "Qualified Matching Contributions," for purposes of this Paragraph 5.6(e), shall mean Matching Contributions that are subject to the distribution and nonforfeitability requirements under Code (S) 401(k) when made, without regard to whether they are actually taken into account as Matching Contributions.

     (f) The provisions of this section are effective for Plan Years beginning after December 31, 1996, unless otherwise noted.

5.7  Maximum Annual Addition.

     Effective for limitation years beginning after December 31, 1994:

     (a) Notwithstanding anything in the Plan to the contrary, in Plan Years other than those described in subparagraph 5.7(b) below, the Annual Addition of an Employee shall not exceed the lesser of (a) $30,000, adjusted for cost of living increases in accordance with regulations promulgated by the Secretary of the Treasury or his delegate (the "Secretary"), or (b) twenty-five percent (25%) of a Participant's Compensation for the Plan Year. For purposes of this Paragraph 5.7, the term "Annual Addition" for any such Plan Year for an Employee means the sum of (1) Employer contributions allocated to such Employee and (2) forfeitures allocated to such Employee.

     (b) Notwithstanding subparagraph 5.7(a) above, in the event no more than one-third (1/3) of the employer contributions to the Plan for the Plan Year concerned are allocated to the group of Employees consisting of Highly Compensated employees (as defined in Code (S) 414(q)), the term "Annual Addition" for an Employee in such Plan Years shall mean the sum of (1) employer contributions allocated to such employee, less employer contributions to pay interest on ESOP Loans, which are deductible under Code (S) 404(a)(9)(B), and (2) forfeitures allocated to such employee, less forfeitures of Bankshares Stock acquired with proceeds of an ESOP Loan, the principal repayments of which were deductible under Code (S) 404(a)(9)(A).

     (c) Prior to the determination of the Participant's actual Compensation for a Plan Year (hereinafter referred to as the "Limitation Year"), the Maximum Annual Addition (hereinafter referred to as the "Maximum Permissible Amount") may be determined on the basis of the Participant's estimated annual Compensation for such Limitation Year. Such estimated annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. For purposes of this Plan, Annual Additions in excess of the Maximum Permissible Amount for a Limitation Year shall be referred to as "Excess Amounts." Any Employer contributions (and allocations of forfeitures) based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

     (d) If, pursuant to the above paragraph, there is an Excess Amount with respect to a Participant for a Limitation Year, such Excess Amount shall be disposed of as follows:

          (1) Any Savings Contributions, to the extent they would reduce the Excess Amount, will be distributed to the Participant;

          (2) In the event that the Participant is in the service of the Employer which is covered by the Plan at the end of the Limitation Year, then such Excess Amounts must not be distributed to the Participant, but shall be reapplied to reduce future Employer contributions (and any allocation of forfeitures) under this Plan for the next Limitation Year (and for each succeeding year, as necessary) for such Participant, so that in each such year the sum of actual Employer contributions (and any allocation of forfeitures) plus the reapplied amount shall equal the amount of Employer contributions (and any allocation of forfeitures) which would otherwise be allocated to each Participant's Account; and

          (3) In the event that the Participant is not in the service of the Employer which is covered by the Plan at the end of the Limitation Year, then such Excess Amounts shall not be distributed to the Participant, but shall be reapplied to reduce future Employer contributions (and allocation of any forfeitures) for all remaining Participants. In the event the Plan is terminated at a time when Excess Amounts are being held in suspense on behalf of one or more Participants, then such Excess Amounts must not be distributed to such Participant(s), but shall revert to the Employer.

     (e) Notwithstanding any other provision of this Plan, if any Annual Additions are allocated under other defined contribution plans maintained by the Employer with respect to a Participant in this Plan, and the Annual Addition that would otherwise be allocated to the Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, forfeitures and Employer contributions, in the order stated, shall be reduced so that the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans in the aggregate are equal to or greater than the Maximum Permissible Amount, as defined in this Plan, any amount contributed or allocated to his Account for the Limitation Year will be treated as an Excess Amount. If there is an Excess Amount for any Limitation Year, the excess will be disposed of subject to the provisions for disposing of Code (S) 415 excesses that exist in the Plan.

     (f) For purposes of this Paragraph 5.7 and Code (S) 415, the term "compensation" shall mean the total amount of wage, salary, overtime, bonus or other payments made by the Employer to a Participant during the Plan Year for services rendered, excluding: (a) contributions made by the Employer under this Plan (other than those made pursuant to a salary reduction agreement), (b) contributions made by the Employer under any other plan of deferred compensation, (c) amounts realized from the exercise of a non-qualified stock option or from the disposition of stock acquired under a qualified stock option,
(d) expense reimbursements, prizes or gifts of property other than money, or (e) group term life insurance or other amounts which receive special tax benefits within the meaning of Treas. Reg. (S) 1.415-2(d)(2). For Plan Years beginning after December 31, 1997, for purposes of this Paragraph 5.7 and Code (S) 415, the term "compensation" includes amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code (S)(S) 125, 401(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code (S) 414(h)(2) that are treated as Employer contributions.

          For limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in this Paragraph 5.7, compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of (S) 132(f)(4).

     (g) In accordance with (S) 1452(d)(1) of the Small Business Job Protection Act of 1996, the provisions of Code (S) 415(e) are repealed, with respect to the provisions of this Plan, effective as of the first day of the first Limitation Year beginning on and after January 1, 2000.

                                   ARTICLE VI

                        VALUATION, PARTICIPANT INVESTMENT
                           ELECTIONS AND VOTING RIGHTS

6.1  Year-End Valuation of ESOP Assets.

     (a) On each December 31/st/ Valuation Date, the Trustee shall determine the fair market value of all Bankshares Stock and any other assets in the ESOP portion of the Trust (exclusive of any Employer contribution for the year ending on such Valuation Date) and shall deduct therefrom all liabilities of the ESOP portion of the Trust accrued to such Valuation Date in order to determine the net value of such Trust assets on the December 31/st/ Valuation Date. Valuation of Bankshares Stock shall be made in good faith and shall be based on all relevant factors for determining the fair market value of securities. If the Bankshares Stock is not readily tradable on an established market, an independent appraisal of fair market value of such stock shall be made by a person who customarily makes such appraisals and who is independent of any party to a transaction under Treas. Regs. (S)(S) 54.4975-7(b)(9) and (12) as of each December 31/st/ Valuation Date and as of the date of any transaction between the Employer or any other "disqualified person," as defined in Code (S) 4975, and the Plan involving a transfer of Bankshares Stock.

     (b) After such net value has been thus determined (and prior to the allocation of the Employer's contribution for the year ending on such Valuation
Date), the Trustee shall notify the Employer and the Administrator of the net values and the Administrator shall, in the order stated:

          (1) determine and deduct from the net value of the Trust an amount equal to the total amount of forfeitures eligible for allocation since the preceding December 31st Valuation Date (see Paragraph 7.6); and

          (2) adjust the net balances in each Participant's ESOP Account in the Trust upward or downward, pro rata, according to the ratio of the balance of such Account as of the preceding December 31/st/ Valuation Date, decreased by the Account's proportionate amount of any distributions and forfeitures during the Plan Year to the beginning balances, as so adjusted, of all Participants' ESOP Accounts in the Trust as of the preceding December 31/st/ Valuation Date, so that the total of all such adjusted net balances will equal the net value of the ESOP Trust assets as determined by the Trustee as of the December 31/st/ Valuation Date, less the total amount of forfeitures as determined by the Administrator under subparagraph (a) above; it being intended that all appreciation and depreciation of the ESOP Trust assets and all income and losses of the ESOP portion of the Trust will be allocated to the ESOP Accounts of Participants.

     (c) The net income (or loss) of each Participant's Stock Account will be determined as of each December 31/st/ Valuation Date. Any stock dividends on shares of Bankshares Stock held by the Trust shall be allocated to each Participant's Stock Account in the ratio in which the cumulative number of shares allocated to his Stock Account as of the preceding Decmeber 31/st/ Valuation Date bears to the total cumulative number of shares of Bankshares Stock allocated to the Stock Accounts of all Participants as of that date. Subject to Paragraph 5.4, any cash dividends shall be allocated to each Participant's Cash Account in the ratio in which the cumulative number of shares allocated to his Stock Account as of the preceding December 31/st/ Valuation Date bears to the total cumulative number of shares of Bankshares Stock allocated to the Stock Accounts of all Participants as of that date. All other net income (or loss) will be allocated to each Participant's ESOP Account in the ratio in which the balance of his ESOP Account on the preceding December 31/st/ Valuation Date relating to investments other than Bankshares Stock bears to the sum of the balances relating to investments other than Bankshares Stock of the ESOP Accounts of all Participants on that date. For this purpose, ESOP Account balances shall be reduced by amounts distributed to Participants during the Plan Year. The net income (or loss) includes the increases (or decreases) in the fair market value of assets of the Trust, interest, dividends, other income and expenses attributable to assets other than Bankshares Stock in the ESOP Accounts since the preceding Valuation Date. Net income (or loss) does not include the interest paid under any installment contract for the purchase of Bankshares Stock by the Trust or on any ESOP loan obtained by the Trust to purchase Bankshares Stock. Notwithstanding the foregoing, no income (or loss) shall be allocated to a terminated Participant's Stock Account for the Plan Year in which he receives final distribution of his vested Account balance.

6.2 Daily Valuation of Investment Funds. The Investment Funds shall be valued by the Trustee at market values as of each Valuation Date. As of each Valuation Date, an allocation shall be made to each Participant's Account within each Investment Fund to reflect the effect of income, collected and accrued, realized and unrealized profits and losses, expenses and all other transactions, in the same proportion that the balance in each such Account then bears to the total of all such Accounts in such Fund. Such allocations shall be made to each Participant's Account up to and including the Valuation Date immediately prior to the date on which the Participant's Account is completely redeemed from all Investment Funds for distribution to him.

6.3 Participant Right to Direct Trustee to Diversify Stock Account. A Participant may elect, during the ninety (90) day period beginning on the last day of each of the first four (4) Plan Years during the "qualified election period," as defined below, to direct the Trustee to diversify the investment of up to twenty-five percent (25%) (fifty percent (50%) for and after the fifth Plan Year in the qualified election period) of the portion of his Stock Account, less amounts previously so diversified, among the Investment Funds described in Paragraph 6.5. The "qualified election period" is the five (5) Plan Year period beginning with the Plan Year during which a Participant attains age fifty-five
(55) and completes ten (10) years of participation in the Plan. For the purpose of this Paragraph 6.3, the phrase "year of participation" means a Plan Year during which an Employee is an Eligible Participant in the Plan, as defined in Paragraph 5.3(a). To the extent that the Participant elects to diversify the investment of the stock balance in his Stock Account under this Paragraph 6.3, he shall not subsequently have any right to receive distribution of that portion of his Account so diversified in the form of Bankshares Stock. This Paragraph
6.3 shall be administered in accordance with Code (S) 401(a)(28)(B) or any successor thereto.

6.4 Voting Rights for Stock Accounts. If the Bankshares Stock is a registration-type class of securities, as defined in Code (S) 409(e)(4), voting shares of Bankshares Stock allocated to the Account of a Participant or Beneficiary shall be voted on all corporate matters as each such Participant or Beneficiary shall direct the Trustee. If the Bankshares Stock is not a registration-type class of securities, as defined in Code (S) 409(e)(4), the Trustee shall vote all shares of Bankshares Stock, whether allocated or unallocated, held in the Trust, in its sole discretion. Notwithstanding the preceding sentence, however, each Participant or Beneficiary (as applicable) shall be entitled to vote the shares of Bankshares Stock allocated to his Stock Account (whether "vested" in accordance with Paragraph 7.6 or not) with respect to any corporate matter which involves a corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such other transactions as are designated in Treasury regulations promulgated under Code (S) 409(e)(3). On all such transactions, the Trustee shall exercise voting rights in its sole discretion with respect to any shares of Bankshares Stock as to which voting instructions from Participants or Beneficiaries are not received in the time or manner prescribed by the Administrator for this purpose.

6.5 Participant Direction of Savings, Matched (Pre-April 1, 2000), Profit Sharing and Rollover Accounts. This Plan is intended to meet the requirements of ERISA (S) 404(c) and regulations thereunder with respect to Savings, Matched (Pre-April 1, 2000), Profit Sharing and Rollover Accounts in that Participants are authorized and empowered to direct the investment of such Accounts among the Investment Funds described below. Neither the Trustee nor the Plan Administrator shall be under any duty to question any investment direction of the Participant, or to make any suggestions to the Participant in connection therewith, and the Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. Neither the Trustee, the Plan Administrator nor any other fiduciary shall be liable for any losses incurred by the Participant as a result of the Participant's exercise of investment directions hereunder. Investment directions given by a Participant may be of a continuing nature or otherwise and may be revoked or changed by the Participant at such time and in such manner as prescribed herein.

     (a) Investment Funds. The plan will provide a broad range of investment funds ("Funds") to allow Participants to direct the investment of their accounts. The Plan Administrator may change or supplement the Funds from time to time, as it deems necessary or appropriate. Detailed information on each of the Funds available under the Plan will be provided by the Plan Administrator to all Participants periodically and is available to all Participants upon request. The Funds provided are intended to provide the Participants and Beneficiaries with a reasonable opportunity to: (i) materially affect the potential return on amounts in his individual account with respect to which he is permitted to exercise control and the degree of risk to which such amounts are subject; (ii) choose from at least three investment alternatives, each of which is diversified, has materially different risk and return characteristics, which in the aggregate enable the Participants and Beneficiaries by choosing among such Funds to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for any such Participant or Beneficiary, and each of which when combined with investments in the other alternatives tends to minimize through diversification the overall risk of a Participant's or Beneficiary's portfolio; (iii) diversify the investment of that portion of his individual account with respect to which he is permitted to exercise control so as to minimize the risk of large losses, taking into account the nature of the plan and the size of Participants' or beneficiaries' accounts.

          (1) Bankshares Stock Fund. One of the Funds is the Bankshares Stock Fund. The Bankshares Stock Fund shall consist of shares of the stock of the Employer or Affiliate (determined pursuant to Section 414(b) of the Code), which shall be employer securities within the meaning of Sections 409(1) and 4975(e)(8) of the Code and such cash balances as the Trustee deems appropriate. Any Bankshares Stock so described must be a security that is readily tradable on an established securities market. It is generally expected that Bankshares Stock will represent approximately 50% to 100% of the range of total assets, and the remainder of the Bankshares Stock Fund will consist of cash reserves and temporary investments. The Trustee with respect to Bankshares Stock may from time to time determine the percentage (or percentage range) of total assets of the Employer Stock Fund which are invested in Stock.

              If Bankshares Stock ceases to be readily tradable on an established securities market, Bankshares Stock shall be converted to cash as soon as practicable taking into consideration the effect of such liquidation on its value. Following such conversion to cash, the assets shall be transferred as of any Valuation Date to another Fund division in accordance with the investment directions of the Employer.

              Voting rights with respect to Bankshares Stock held in the Bankshares Stock Fund shall be passed through to Participants (or if deceased, to their Beneficiaries) when and to the extent required or permitted by this subparagraph. When passed through, such rights that are not exercised shall not be exercised. Each Participant (or if deceased, his Beneficiary) shall have the right to direct the Trustee with respect to Bankshares Stock as to the manner in which the voting rights of Bankshares Stock which are entitled to vote and which is allocated to the accounts of such Participant is to be exercised.

          The Trustee shall maintain confidentially with respect to Participant directions to invest or cease investment in the Bankshares Stock Fund, Participants' interests in the Bankshares Stock Fund and Participant directions regarding the exercise of voting, tender and similar rights for Bankshares Stock as is intended under ERISA (S) 404(c). Confidentiality shall include the collection of investment direction information by the Trustee with respect to Bankshares Stock and the collection of voting instructions by the Trustee, followed, if applicable, by delivery of voting instructions to the Custodian. Information regarding investment directions and voting instructions shall be retained by the Trustee with respect to Bankshares Stock, as required by ERISA and other applicable laws, but will not be disclosed to management of the Trustee except to the extent required by securities or other applicable laws which are not pre-empted by ERISA.

     (b) Investment Procedures. Participants may invest all or any portion of their Savings, Matched (accumulated prior to April 1, 2000), Rollover and Profit Sharing Accounts in any one or more Funds (investment elections must be 0% or in increments of 1% and must total 100%). Investment elections may be made as of any business day by, if permitted, telephonic or electronic instruction to the Plan's automated or internet-based response systems. All investment elections shall specify how the total balance in the Participant's Savings, Matched (accumulated prior to April 1, 2000), Rollover and Profit Sharing Accounts, as of the applicable date, as well as any future contributions, are to be allocated among the Funds. A Participant may specify that contributions made to his Accounts after an applicable date, together with income, gains or losses attributable to such contributions, shall be allocated among the Funds in a manner differing from the investment allocation of his balance in such accounts existing as of such date, together with income, gains or losses attributable to such account balance thereafter; provided, that in any subsequent change in investment instruction, the Participant shall indicate how his then existing account balance, including all previous contributions, is to be allocated among the Funds on and after the subsequent applicable date. A Participant may change his designation of Funds under this paragraph as of any day by filing a form prescribed for such purpose with the Administrator or by telephonic or electronic instruction to the Plan's automated or internet-based response systems. Any such change shall be implemented as soon as practicable after the Administrator has received notice of the Participant's investment change request. A Participant's designation shall be expressed in increments of one percent (1%) of the amounts to be invested.

     (c) Account Adjustments. The aggregate total of all Participants' interests in each Fund other than Participants' ESOP, Matched (accumulated on and after April 1, 2000), and Loan Accounts will be valued at market values as of each daily Valuation Date. Each Account invested in a particular Fund will be increased or decreased to reflect a proportionate share of the net increase or net decrease of the aggregate value of the Fund since the preceding Valuation Date. The findings of the Trustee as to the net increase or net decrease of the value of Funds shall be conclusive. Participants will receive quarterly statements showing the current value of their Savings, Matched (accumulated prior to April 1, 2000), Rollover and Profit Sharing Accounts and the activity in such Accounts for the quarter.

     (d) Fiduciary Responsibility. To the extent that a Participant exercises control over the assets in his Account, as determined under regulations prescribed by the Secretary of Labor under ERISA (S) 404(c), neither the Administrator, the Advisory Committee, the Investment Manager, the Trustee nor any other Fiduciary shall be liable for any loss, or by reason of any breach, which results from such Participant's exercise of control. Neither the Employer nor any Fiduciary who complies with the standards set forth in this Plan and Trust Agreement shall be liable for any loss which results from investment performance under any of the Investment Funds, including, but not limited to, depreciation in the value of stock or other property held under any of the Investment Funds.

                                   ARTICLE VII

                            DISTRIBUTION OF BENEFITS

7.1 General Procedure. Upon a Participant's retirement, termination or any other event under this Article VII with respect to which a vested Account becomes distributable, the Administrator shall notify the Trustee and the Participant or his Beneficiary as to the amount of the Participant's vested Account balance. After notification, the Trustee shall distribute any amount of vested Account balance directed by the Administrator. During any period following the retirement, termination or other event described in this Article VII and prior to the Valuation Date immediately preceding the date of distribution, the Participant's vested Account shall be adjusted to reflect dividends on Bankshares Stock held in the Stock Account, payments for Bankshares Stock purchases, and any other items of income, expense, gain or loss attributable thereto. Except as provided in Paragraph 5.4, no Employer contributions or forfeitures shall be allocated to the Account of a Participant subsequent to the date of retirement, termination or other event described in this Article VII.

7.2 Normal Retirement. A Participant may retire when he shall have reached his Normal Retirement Age. Such Participant shall be fully vested in his Account and his benefits shall be payable in accordance with Paragraph 7.9, in the form prescribed by Article VIII.

7.3 Late Retirement. A Participant who does not retire at Normal Retirement Age shall be fully vested in his Account and may continue to participate in the Plan. Any termination of such Participant's employment, for any reason whatsoever, after his Normal Retirement Age shall be deemed actual retirement. Such Participant's Account shall be payable in accordance with Paragraph 7.9, in the form prescribed by Article VIII.

7.4 Disability. Any Participant whose employment is terminated as a result of Disability shall be deemed to retire on the date of such termination and shall be fully vested in his Account. Such Participant's Account shall be payable in accordance with Paragraph 7.9, in the form prescribed by Article VIII.

7.5 Death of Participant. If a Participant shall die prior to his retirement and while still in the employ of the employ of the Employer, his Account shall vest, and upon due proof of death, shall be paid to the Beneficiary described in Paragraph 8.2, in accordance with Paragraph 7.9 and in the form prescribed by Article VIII.

7.6  Severance of Employment.

     (a) Vested Accounts. In the event a Participant resigns or is discharged or otherwise terminates, or is deemed to have terminated, his employment after January 1, 2001, and prior to his death or his eligibility for retirement under Paragraphs 7.2, 7.3, or 7.4, there shall vest in such Participant an amount equal to the following percentage of his Account:

                                       Vested          Forfeited
          Years of Service           Percentage        Percentage
          ----------------           ----------        ----------
          Less than 2 years               0%              100%

          2 years or more               100%                0%


          The Participant shall always be one hundred percent (100%) vested in his Savings and Rollover Accounts. Such vested benefits shall be paid in accordance with Paragraph 7.8, in the form prescribed by Article VIII.

     (b) Forfeitures of Non-vested Accounts. Any balance in a Participant's Account which is not vested pursuant to subparagraph (a) above shall be forfeited at the end of the Plan Year which constitutes the fifth (5th) consecutive one-year Break in Service of the Participant and reallocated at such time to the Accounts of the remaining Participants in accordance with Paragraph
5.4. Notwithstanding the foregoing, if a Participant receives a distribution pursuant to Paragraph 7.8, the forfeiture shall be allocated at the end of the Plan Year during which the distribution was made. A Participant who terminates with a zero vested Account balance shall be deemed to have received an immediate distribution, and his forfeited Account balance shall be allocated in accordance with Paragraph 5.4 at the end of the Plan Year in which he terminated employment.

     (c) Reinstatement of Certain Accounts Upon Reemployment. If a Participant receives a distribution pursuant to Paragraph 7.8 prior to incurring five (5) consecutive one-year Breaks in Service, and such Participant resumes employment covered under the Plan, the Participant's Account balance will be reinstated to its balance on the date of the prior distribution, if the Participant repays to the Plan the full amount of the prior distribution before the earlier to occur of (i) the Participant's incurring five (5) consecutive one-year Breaks in Service following the date of his termination of employment, or (ii) the fifth
(5th) anniversary of the date of the Participant's reemployment.

7.7  Commencement of Distributions.

     (a) General Rule. In the case of a Participant's termination, retirement, disability or death, distribution of the Participant's vested Account balance shall begin as provided in Paragraphs 7.8 and 7.9, subject to deferral pursuant to subparagraph (b) below. In any event, distribution shall commence no later than the sixtieth (60th) day after the last occurring of the following:

          (1) The close of the Plan Year in which the Participant reaches his Normal Retirement Age; or

          (2) The close of the Plan Year in which the termination of service occurs.

     (b) Required Commencement Date. Irrespective of any contrary provision of the Plan, distribution of the Account balance of a Participant shall be made or shall commence by April 1 of the calendar year next following the later of: (i) the calendar year on which the Participant attains age 70 1/2 or (ii) the Participant's retirement, termination or any other event under Article VI with respect to which a vested Account becomes distributable ("Required Commencement Date"); provided, however, that the Required Commencement Date of a Participant who is a five-percent owner (as defined in Code (S) 416) of the Employer or an Affiliate in the calendar year in which the Participant attains age 70 1/2 shall be April 1 of the calendar year next following the calendar year in which the Participant attains age 70 1/2.

          A Participant who is not a 5 percent owner and who attains age 70 1/2 while still employed by an Employer or an Affiliate may elect to receive a distribution commencing April 1 of the calendar year next following the calendar year in which he attains age 70 1/2.

          This subparagraph is effective for plan years beginning after December 31, 1996.

7.8  Valuation and Time of Payment for Terminated Participants.

     (a) Payments in Excess of $5,000. If the value of a Participant's vested Account balance, determined as of the Valuation Date coincident with or immediately preceding the Participant's separation from service, exceeds $5,000, distribution of all vested Account balances, other than the ESOP Account, of the Participant shall be made to the Participant as soon as practicable after the Participant's separation from service, subject to the Participant's right to defer distribution of his Account until attainment of Normal Retirement Age. Unless the Participant elects otherwise, the amount in the ESOP Account of a terminated Participant shall be determined on the basis of the valuation of Trust assets as of the Valuation Date coincident with or immediately following the end of the Plan Year during which he incurs his fifth (5th) consecutive one-year Break in Service. The vested portion of such Account, determined under Paragraph 7.6, shall be paid to the Participant as soon as practicable thereafter; provided, however, that such Participant may elect to defer distribution of his Account until his attainment of Normal Retirement Age.

     (b) Cash-out of Small Payments. If a Participant terminates service and the value of his vested Account balance is not greater than $5,000, the Plan Administrator may direct that the Participant receive a distribution of the entire portion of such vested Account balance prior to his incurrence of five
(5) consecutive one-year Breaks in Service without the Participant's consent. In that event, the nonvested portion will be treated as a forfeiture as of the end of the Plan Year during which the distribution was made, subject to the reinstatement requirement of subparagraph 7.6(c) above.

7.9 Valuation and Time of Payment for Retiring, Disabled or Deceased Participants. The amount in the Savings, Rollover and Profit Sharing Accounts of a Participant who retires pursuant to Paragraphs 7.2 or 7.3, who becomes disabled pursuant to Paragraph 7.4, or who dies pursuant to

Paragraph 7.5 shall be distributed to the Participant or his Beneficiary as soon as practicable after the date of retirement, Disability or death, as the case may be, valued as of the Valuation Date on which distribution occurs, in the form prescribed by Article VIII. The amount in all other Accounts of the Participant shall be determined on the basis of the valuation of the Account assets as of the March 31 Valuation Date coincident with or immediately preceding the date of retirement, Disability or death, as the case may be, and if desired by the Participant or Beneficiary, fifty percent (50%) of such amount shall be paid to such Participant or Beneficiary as soon as possible after the Participant's Retirement Date or date of death, as the case may be, in the form prescribed by Article VIII. A residual payment or payments shall be made to the Participant or his Beneficiary after the end of the Plan Year in which the Participant's retirement, Disability or death occurred, representing the balance in the Participant's ESOP Account, together with his share of the Bank's contribution and Plan earnings, if any, for the Plan Year in which his retirement, Disability or death occurred. In the event the Participant or Beneficiary does not elect to receive an immediate, partial payment of said Accounts, the amount in said Accounts shall be determined as of the Valuation Date coincident with or next following the Participant's Retirement Date or date of death, and this amount shall be paid to the Participant or his Beneficiary as soon thereafter as possible in a single lump sum, in the form prescribed by
Article VIII.

7.10 Death of a Former Participant. In the event of the death of a former Participant with a vested Account balance, the Trustee shall make payment of that vested Account balance (as determined under Paragraph 7.6), upon due proof of his death, to the Beneficiary described in Paragraph 8.2. Payment of such Participant's Savings, Matched, Rollover and Profit Sharing Accounts shall commence as soon as practicable after the Participant's death, valued as of the Valuation Date on which distribution occurs and payable in the form prescribed in Article VIII. Payment of fifty percent (50%) of the ESOP Account of such Participant, valued as of the March 31 Valuation Date preceding the Participant's death, shall be made as soon as practicable after the Participant's death. A residual payment or payments shall be made to such Beneficiary after the end of the Plan Year in which the Participant's death occurred, representing the balance in said Accounts, together with the Participant's share of the Plan earnings, if any, for the Plan Year in which his death occurred.

7.11 Loans to Participants.  The Plan does not permit loans to participants.

7.12 Hardship Distributions.

     (a) In-Service Distributions. In the case of "hardship," as hereinafter defined, a Participant may apply to the Administrator for an in-service distribution equal to the lesser of (1) the balance of his Savings, Matched (accrued prior to April 1, 2000), and Rollover Accounts (exclusive of any earnings thereon) as of the Valuation Date preceding the date on which such application is received, (2) 50% of his total vested Account balance as of the Valuation Date preceding the date on which such application is received, or (3) the amount necessary to satisfy the financial need of the Participant. Notwithstanding the preceding sentence, in no event shall an in-service distribution on account of hardship be made in an amount less than $1,000. The amount available for distribution from the Participant's accounts shall be reduced to reflect any outstanding loan balance. Any distribution made pursuant to this Paragraph shall be deemed to be made as of the Valuation Date immediately preceding the date of distribution.

     (b) Hardship Defined. As used herein, the term "hardship" shall mean circumstances of sufficient severity that the Participant is confronted with an immediate and heavy financial need on account of one of the following or any other reason permitted by the Internal Revenue Service:

          (1) Medical expenses described in Code (S) 213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code (S) 152);

          (2) The purchase (excluding mortgage payments) of a principal residence for the Participant;

          (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children or dependents; or

          (4) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

     (c) Conditions of Distribution. No distribution shall be made pursuant to this Paragraph unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

          (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

          (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

          (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals will be suspended for at least twelve
(12) months from the date the hardship distribution is received; and

          (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code (S) 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution. Effective for distributions on or after January 1, 2001, the provisions of this Section 7.12(c)(4) shall no longer apply.

     (d) Administration of Distribution. A request for a hardship distribution under this Paragraph shall be made on forms prescribed by the Administrator. The Administrator shall establish a uniform and non-discriminatory policy for reviewing hardship distribution applications, and the Administrator's decision shall be final. The Administrator shall inform the Trustee of any authorized hardship distribution, and the Trustee shall then pay to such Participant the amount authorized by the Administrator as soon as practicable after all required tax notices have been provided to the Participant and duly acted upon. The amount of Participant's hardship distribution shall be taken from the Participant's Savings, Matched (accrued before April 1, 2000), and Rollover

Accounts. Any hardship distribution from the Participant's Account shall be made from each of the Participant's investment Funds on a pro rata basis.

                                  ARTICLE VIII

                                 FORM OF PAYMENT

8.1 Normal Form. The normal form of payment of benefits from a Participant's Stock Account and Matched Account (to the extent that such account contains shares of Bankshares Stock accumulated on and after April 1, 2000), shall be in whole shares of Bankshares Stock, subject to Paragraph 8.3. The normal form of payment of benefits from any of a Participant's other Accounts at the time of distribution shall be paid in a lump sum in cash. Cash will be distributed in lieu of any fractional shares of Bankshares Stock.

     Notwithstanding the preceding paragraph, if the charter or bylaws of Resource Bankshares Corporation restrict the ownership of substantially all outstanding shares of Bankshares Stock to current employees and the Trust, or if Resource Bankshares Corporation, for the year in which distribution occurs, has elected to be taxed under subchapter "S" of the Code, the distribution of a Participant's Account may be made entirely in cash without granting the Participant the right to demand distribution in Bankshares Stock.

8.2  Payment in Event of Death.

     (a) Death benefits as described in Paragraphs 7.5 or 7.10 shall be paid to the surviving spouse of the Participant, if any. In the event there is no surviving spouse, or such spouse consented to the Participant's designation of another Beneficiary, in the manner specified below, benefits shall be paid to any surviving Beneficiary. If there is no surviving designated Beneficiary, such amounts shall be paid in a lump sum to the estate of the Participant or former Participant.

          In the event the Participant is married at the time of his death, no designation of a Beneficiary to receive death benefits other than such Participant's spouse shall be valid unless the spouse of the Participant consents in writing to such election, and such consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public.

     (b) The following rules shall apply to death benefits as described in Paragraph 7.5 or 7.10:

          (1) Distribution beginning before death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed as rapidly as under the method of distribution being used prior to the Participant's death.

          (2) Distribution beginning after death. If the participant dies before the distribution of his or her interest begins, distribution of the participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death except to the extent that an election is made to receive distributions in accordance with a. or b. below:

               a. if any portion of the Participant's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

               b. if the designated beneficiary is the participant's surviving spouse, the date distributions are required to begin in accordance with (2)a. above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

               If the participant has not made an election pursuant to this paragraph 8.2(b)(2) by the time of his or her death, the participant's designated beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this Paragraph, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (3) For the purposes of Paragraph 8.2(b)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Paragraph 8.2(b)(2), with the exception of paragraph b. therein, shall be applied as if the surviving spouse were the Participant.

          (4) For the purposes of this Paragraph 8.2(b), distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Paragraph 8.2(b)(3) is applicable, the date distribution is required to begin to the surviving spouse pursuant to Paragraph 8.2(b)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

          (5) Distributions shall be made in accordance with the requirements of the regulations under Code (S) 401(a)(9), including the minimum distribution requirements of Prop. Reg. (S) 1.401(a)(9)-1 and the minimum distribution incidental benefit requirements of Prop. Reg. (S) 1.401(a)(9)-2.

8.3  Optional Forms of Payment.

     (a) ESOP Stock and Cash Accounts. Notwithstanding the normal forms of payment described above, a Participant or Beneficiary may elect, at any time prior to receipt of payment(s) under Paragraphs 7.8, 7.9 or 7.10, by written notice to the Administrator, to have the balance in his ESOP Accounts paid to him in one of the following forms:

          (1)  Single Lump Sum. A single lump sum in cash; or

          (2) 5-Year Payout. Under this form of payment, the Participant receives a fraction of the balances in his Cash and Stock Accounts each year, commencing in the Plan Year in which his Account first becomes payable under
Article VII. The fraction of the Account to be distributed each year during the 5-Year Payout shall be the current year value of one-fifth of the value of the cash or shares of Bankshares Stock credited to a Participant's ESOP Cash and Stock Accounts, respectively, as of the Valuation Date immediately following the Participant's retirement, death (while a Participant) or disability.

          Notwithstanding the foregoing, the vested balance of a Participant who terminates employment prior to retirement, death, or disability which exceeds $5,000 shall be paid in the 5-Year Payout method described in this Section 8.3(a)(2).

     (b) Savings, Matched, Rollover and Profit-Sharing Accounts. The normal form of payment to a Participant or Beneficiary shall be a lump sum. Notwithstanding the previous sentence, the Participant may waive the normal lump sum form of payment, and in that event, the Participant may elect one of the following forms of payment of the balance of his Savings, Matched, Rollover and Profit Sharing Accounts:

          (1)  Single Lump Sum. A single lump sum in cash;

          (2) Installment Payments. Payments over a period certain in monthly, quarterly, or annual cash installments. In order to provide such installment payments, the Administrator may direct that the Participant's interest in the Plan be segregated and invested separately, and that the funds in the segregated account be used for the payment of the installments. The period over which such installments are to be made shall be a fixed period and shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary).

          (3)  Part Lump Sum and Part Installments. As described above.

8.4 Multiple Beneficiary Designation. Subject to Paragraph 8.2, each Participant may designate a Beneficiary or Beneficiaries of his own choosing and may, in addition, designate one or more contingent Beneficiaries. If more than one Beneficiary is designated, the Participant may specify the proportion which shall be paid to each Beneficiary. Such designation shall be made in a form satisfactory to the Administrator. Any Participant may revoke at any time his designation of a Beneficiary or change his Beneficiary or Beneficiaries by filing a written notice of such revocation or change with the Administrator.

8.5  Distributions of Bankshares Stock.

     (a) Restrictions on Distributed Shares of Bankshares Stock. Shares of Bankshares Stock held or distributed by the Trustee may be restricted as to sale or transfer of such shares as the Employer may reasonably require in order to assure compliance with applicable Federal and state securities laws, which restrictions will be similarly applicable to all shares of stock. Except as otherwise provided in subparagraphs 8.5(b) and (c) below, no shares of Bankshares Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Paragraph 8.5 shall continue to be applicable to shares of Bankshares Stock even if the Plan ceases to be an employee stock ownership plan under Code (S) 4975(e)(7).

     (b) Right of First Refusal. All Bankshares Stock distributed out of this Plan may be distributed with a right of first refusal, provided that Bankshares Stock is not publicly traded at the time the right is exercised. Such right may require that, before the Participant, his Beneficiary or any transferee sells Bankshares Stock to any prospective buyer, the Plan be given the right to purchase the Stock for an amount equal to the greater of (1) terms no less favorable than those offered by the prospective bona fide buyer, or (2) the value of the Bankshares Stock. This right of first refusal will expire at the end of the fourteenth (14th) day after the holder of Bankshares Stock gives written notice to the holder of the right that an offer by a third party to purchase the Bankshares Stock has been received. For purposes of this Plan, Bankshares Stock will be considered publicly traded if it is listed on a registered national securities exchange or is quoted on a system sponsored by a registered national securities exchange.

     (c) Put Option. The Employer shall issue a put option to any Participant who receives a distribution of Bankshares Stock, provided that the Bankshares Stock is not publicly traded at the time of such distribution. The put option shall permit the Participant to sell such Bankshares Stock to the Employer at any time during two option periods, at the fair market value of such shares; provided, however, that all such shares are so put, and provided further that the Trust shall have the option to assume the rights and obligations of Resource Bankshares at the time the put option is exercised. The first put option period shall be for at least sixty (60) days beginning on the date of distribution. The second put option period shall be for at least sixty (60) days beginning after the new determination of the fair market value of Bankshares Stock by the Plan Administrator (and notice to the Participant) in the following Plan Year. The Plan Administrator may direct the Trustee to purchase shares of Bankshares Stock tendered to the Employer under a put option. The payment for any Bankshares Stock sold under a put option shall commence within thirty (30) days from the date of the exercise of the put option and shall be made in a lump sum or in substantially equal annual installments over a period not exceeding five (5) years, with interest payable at a reasonable rate on any unpaid installment balance, and adequate security shall be provided (all as determined by the Plan Administrator).

8.6 Participant Right to Direct Rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Paragraph, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (a)  Definitions.

          (1) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that any eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code (S) 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); for distributions made after December 31, 1998, any hardship distribution described in Code (S) 401(k)(2)(B)(i)(IV); and any other distribution reasonably expected to total less than $200 during a year.

          (2) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code (S) 408(a), an individual retirement annuity described in Code (S) 408(b), an annuity plan described in Code (S) 403(a), or a qualified trust described in Code (S) 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code (S) 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (4) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


                                   ARTICLE IX

                               RIGHTS OF EMPLOYER

9.1 Right of Termination. The Plan is subject to change, in whole or in part, by the Employer at any time and from time to time, or may be terminated at any time by the Employer, and any Employer may suspend or discontinue contributions at any time or times; provided, however, that no change shall be made in the Plan which shall vest in any Employer directly or indirectly, any interest, ownership or control in any assets of the Trust; and provided, further, that no change may be made which would divest any amount theretofore vested in any Participant. In the event of the termination or partial termination of the Plan, or a permanent discontinuance of contributions by any Employer, a current revaluation of the Trust assets shall be made in the manner provided in Article VI, a current and final readjustment of the accounts of all affected Participants shall be made as of the date of said revaluation in the manner provided in Article VI, and the accounts of the Participants who are Employees of the Employer taking such action shall thereupon be vested in such Participants (except those whose accounts were forfeited since the preceding Valuation Date), and the respective amounts therein shall be distributed as provided in Paragraph 9.3.

9.2 Right of Amendment. Notwithstanding anything in Paragraph 9.1 to the contrary, the Employer shall have the right at any time, and from time to time, to amend this Plan in such manner as it may deem necessary or advisable, and any such amendment may, by its terms, be retroactive.

     Notwithstanding anything hereinabove or in this Plan to the contrary, no amendment to the Plan by the Employer shall decrease the accrued benefit of any Participant; and any amendment by the Employer to the vesting schedule provided in Paragraph 7.6 shall meet the following requirements:

     (a) no such amendment shall reduce the nonforfeitable percentage of any Participant's accrued benefit derived from Employer Contributions below that percentage which existed prior to said amendment; and

     (b) each Participant with three (3) or more Years of Service shall be permitted to elect, within a reasonable period after the adoption of said amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendments.

9.3 Distribution of Funds Upon Plan Termination. In the event of the termination or partial termination of the Plan or the complete discontinuance of contributions hereunder by any Employer, the affected Participants of such Employer shall become fully vested with all amounts credited to their accounts at that time, and, if the Plan be discontinued in its entirety, each Participant shall become fully vested with all amounts credited to his account at that time, and the Trustee shall continue to hold such funds and Bankshares Stock as may then be in their hands for the benefit of Participants and shall administer the Trust, and distribute the same to Participants and Beneficiaries in the same manner and at the times herein provided as though the Plan under which the Trust exists had not terminated. Nothing in this paragraph shall be construed so as to prevent the Trustee from liquidating the Trust earlier than as provided in this paragraph, provided that the Plan shall have been discontinued, and the Administrator determines that it is in the best interests of the Participants that their credit balances be distributed to them at such earlier time.

9.4 No Contributions After Termination. Notwithstanding anything in the Plan or in any trust agreement creating a trust forming a part of the Plan, no Employer shall have any obligation after any termination of the Plan as to such Employer to make any contribution under the Plan or to pay any expenses thereafter incurred in connection with the Plan or any such trust.

                                    ARTICLE X

                                 ADMINISTRATION

10.1 Administrator. The Plan will be administered by an Administrator, which position may be held by the Bank, an individual, or by a committee of two or more persons, to be appointed by and to serve at the pleasure of the Board, or in the absence of such appointment or in the event any person or committee so appointed shall fail or cease to serve as such, the Administrator shall be appointed by the Chief Executive Officer of the Bank. The Administrator may resign by delivering a written resignation to the Bank, and any such resignation shall take effect upon acceptance by the Bank.

10.2 Authority and Responsibilities of Administrator. The Administrator shall have authority to control and manage, and shall be responsible for the control and management of, the operation and administration of the Plan, subject to all the provisions of the Plan (including any trust agreement or agreements relating to any trust or trusts forming part of the Plan). The Administrator's responsibilities shall also include computation and certification to the Trustee of the amount of benefits payable hereunder to any retired or terminated Employee, pensioner, joint annuitant or Beneficiary.

10.3 Named Fiduciary. The Administrator shall be a Named Fiduciary. The Bank may, at any time or from time to time, designate one or more other persons as Named Fiduciaries.

10.4 Allocation and Delegation. Any two or more Named Fiduciaries shall have the authority to allocate between or among themselves any fiduciary responsibilities (other than trustee responsibilities) of such Named Fiduciaries. Any Named Fiduciary shall have the authority to delegate any of his fiduciary responsibilities (other than trustee responsibilities) to such person or persons as such Named Fiduciary may choose.

10.5 Agents of the Administrator. The Administrator or any Named Fiduciary may authorize any agent to execute or deliver any instrument, instruction, notice or other document to any Employer, Trustee, Employee, former Employee, pensioner, joint annuitant, Beneficiary or other person.

10.6 Indemnity. Any Employee to whom fiduciary responsibility is delegated shall be protected by the Employer, to the extent allowed by law, from all liability growing out of any act, or failure to act, in good faith or any negligence, breach of fiduciary duty, misfeasance, malfeasance, nonfeasance or other breach of any duty by such Employee or by any person or persons to whom the Administrator or any Named Fiduciary delegates any authority, fiduciary or otherwise; provided, however, that an Employee who is appointed the Administrator or Named Fiduciary shall not be so protected from any such liability where such Employee acts in bad faith in condoning or concealing such breach or in appointing such person or persons or in delegating such authority. Any insurance to cover such obligation to indemnify shall be at the expense of the Employer.

10.7 Actions of the Administrator and Named Fiduciaries. All actions and decisions of the Administrator or any Named Fiduciary, or of any other person or persons to whom the Administrator or any Named Fiduciary delegates any authority or responsibility, acting individually or collectively, shall be appropriately documented or stated in writing, and, where any such action or decision is made by more than one person, any such writing shall be signed by those persons making, acquiescing in, or authorizing the action or decision concerned.

10.8 Disputed Questions. The Administrator shall appoint a Committee, composed of three or more persons, who may construe the Plan, correct any defect, supply any deficiency and reconcile any inconsistency in such manner and to such extent as the Committee may deem expedient to carry out the purposes of the Plan and shall decide any disputed questions respecting the rights of Participants and their Beneficiaries under the Plan. Any action or decision taken or concurred in by a majority of the members of the Committee shall be the act or decision of the Committee.

10.9 Benefit Claims Procedures. In the event any claim by a Participant, former Participant, or Beneficiary is denied as to the amount and/or the method of payment under the Plan, such Participant, former Participant, or Beneficiary shall be given prompt notice in writing of such denial, which notice shall set forth the reason for the denial. The Participant, former Participant, or Beneficiary may, by filing notice in writing with the Administrator within sixty
(60) days after the date of such notice of denial, request review of such denial. The Administrator shall review such denial, and may, at his discretion, and shall, upon written request by the Participant, former Participant, Beneficiary or any Employer submit the question to the Committee which shall consider the same. The Administrator or the Committee, as appropriate, shall state his or its decision, in writing, to the Participant, former Participant or Beneficiary concerned, and, if considered by the Committee, to the Administrator.

10.10 Actions of the Administrator. All interpretations, determinations, actions and decisions of the Administrator (subject only to those questions which are required to be submitted to the Committee) or any Named Fiduciary shall be final, conclusive, and binding as to all interested parties.

10.11 Reliance on Reports and Certificates. The Administrator, any Named Fiduciary, the Committee and each person to whom any fiduciary responsibility is delegated shall be entitled to rely conclusively upon any information furnished by any Employer, Participant, former Participant, Beneficiary, Trustee, accountant, controller, attorney, actuary, consultant or other advisor and any agent or employee of the foregoing, as the case may be.

10.12 Compensation. Neither the Administrator, any Named Fiduciary, any member of the Committee nor anyone else exercising fiduciary responsibilities shall receive any compensation for services as such except as expressly determined by the Bank. The Bank shall pay or reimburse the Administrator and any such other persons, for any expenses, liabilities or obligations incurred in good faith in the performance of their duties.

10.13 Service of Process. The Administrator shall be the authorized agent for receipt, on behalf of the Plan, of any legal process directed to the Plan.

                                   ARTICLE XI

                       AUTHORITY AND POWERS OF THE TRUSTEE

11.1 Relationship with Third Parties. In the exercise of any of the powers herein vested in the Trustee, the Trustee may consult with and act upon the advice of any Employer and may rely completely upon any certificate, statement, finding or decision made by any Employer (or its Board) concerning any material fact or matter. The Trustee may in like manner rely upon any action, advice, decision or direction of the Administrator. No person, firm or corporation dealing with any Trustee shall have the duty to inquire whether such Trustee is, or is not, acting with the approval of the Employer, the Participants or the Administrator, or to see to the application of any money or property paid or delivered to the Trustee.

11.2 Accounting. On or before the first day of the fourth month of each Plan Year, the Trustee shall prepare and furnish to the Employer and the Administrator an accounting of his transactions for the prior Plan Year and a complete list of the assets held in the Trust by such Trustee as of (i) the last preceding Valuation Date, in the case of all Trust assets other than the Funds, and (ii) in the case of the Funds, as of the last Valuation Date of the prior Plan Year. Upon the expiration of ninety (90) days from the filing of such accountings by the Trustee, such accountings shall be final and conclusive as to the Employer and all persons claiming by, through or under the Plan with respect to any item or thing fairly shown by said accountings and not objected to by the Employer in a writing delivered to the Trustee within said ninety (90) day period.

11.3 Compensation. The compensation of the Trustee shall be determined by agreement between the Bank and the Trustee. Expenses for legal or other services may, at the discretion of the Bank, be paid either by the Trustee out of the income or principal of the Trust or by the Bank.

11.4 Powers and Duties of the Trustee. In extension and not in limitation of the powers given to the Trustee by law, or by other provisions of this Plan, the Trustee shall have the following powers and duties:

     (a) To discharge the Trustee's duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and (1) for the exclusive purpose of: (A) providing benefits to Participants and their Beneficiaries, and
(B) defraying reasonable expenses of administering the Trust; (2) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (3) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and
(4) in accordance with this document and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of the Employee Retirement Income Security Act of 1974; provided, however, that the diversification requirement of clause (3) and the prudence requirement of clause (2) to the extent it requires diversification, shall not be violated by the acquisition or holding of Bankshares Stock.

         (b) To invest and reinvest the principal and income of the trust fund and keep the trust fund invested, without distinction between principal and income, in Bankshares Stock or other assets. All purchases of Bankshares Stock shall be made at prices which, in the judgment of the Administrator, do not exceed the fair market value thereof. The Trustee may invest in such securities other than Bankshares Stock or in such property, wherever situated, as the Trustee may deem advisable including, but not limited to, any obligation of the United States of America, any state or commonwealth of the United States of America or any city therein, stocks (whether common or preferred), bonds, mortgages, debentures, notes or other evidences of indebtedness or ownership in any corporation, mutual fund, investment company, association or business trust and participation certificates in any common trust fund now in existence or hereafter created. The Trustee may hold such portion of the assets uninvested as shall be reasonable under the circumstances pending investment or disbursement. In making such investments the Trustee shall not be limited to that class of investments which are defined or deemed as legal investments for trust funds under the laws of the Commonwealth of Virginia. The Trustee may also purchase from any insurance company or insurance companies life insurance contracts, retirement annuity contracts, retirement income contracts, a group annuity policy or other contracts or policies issued by an insurance company in such amounts and with such terms and conditions, not inconsistent with the provisions of the Plan and the Trust, as the Trustee may deem advisable for the purpose of providing in whole or in part the benefits to which the Participants may be entitled under the provisions of the Plan and the Trust; provided, however, that the aggregate premiums paid on account of any Participant for the purchase of life insurance shall be less than 50% of the aggregate Employer contributions credited to such Participant's account at any particular time, and provided further, that the Trustee shall convert the entire value of the life insurance contract so purchased into cash or periodic income at or before retirement of the Participant for whom it was purchased, or shall distribute the contract in kind to such Participant at or before such time, so that no portion of the value of such contract may be used to continue life insurance protection for the Participant beyond his retirement.

         (c) To sell, exchange, convey, transfer or dispose of, and also to grant options with respect to, any securities or property, whether real or personal, at any time held by it, and any sale may be made by private contract or by public auction, for cash or upon credit, or partly both, as the Trustee may deem best.

         (d)   To borrow money with or without mortgaging the Trust assets.

         (e) To retain, manage, operate, repair and improve, and to mortgage and/or lease, for any period, any real estate held by the Trustee.

         (f) To compromise, compound and settle any debt or obligation due to or from the Trustee, and to reduce the rate of interest on, extend or otherwise modify, foreclose upon default or otherwise enforce, or to refrain from enforcement of, any such obligation.

         (g) To submit to final arbitration any matter of difference with others.

         (h) To hold in bearer form any securities constituting property of the Trust, or to cause the same to be issued, held or registered in the name of the Trustee or any nominee of the Trustee.

         (i) To consent to, or to oppose, the reorganization, consolidation, readjustment of the financial structure, or sale of the assets, of any corporation or other organization the securities or obligations of which constitute property of the Trust, and to take any action with reference to such securities or obligations which, in the opinion of the Trustee, is necessary to obtain the benefit of any such reorganization, consolidation, readjustment or sale, and to accept and hold any securities or other obligations resulting from any such reorganization, consolidation, readjustment or sale.

         (j) To execute proxies and to exercise any voting right, conversion privilege, subscription right, or other privilege in respect of any securities constituting property of the Trust.

         (k) To sue in any court of competent jurisdiction for the enforcement of any contract, claim, or other right of the Trustee, to defend against any claim or suit brought against the Trustee, and to compromise, settle or otherwise dispose of any such claim or suit by or against the Trustee.

         (l) To adopt such rules and regulations with respect to the administration of the Trust as are consistent with the terms of this Plan, which rules and regulations shall be binding upon the Trustee, the Employer and the participating Employees and their Beneficiaries.

         (m) To make payments out of the Trust to such persons (including the Administrator) in such manner and amounts for purposes of payment of benefits and expenses of administration as the Administrator directs in writing. Where a distribution is made in Bankshares Stock, the Trustee shall cause an appropriate certificate to be issued and delivered to the person entitled thereto. The Trustee understands that even though shares of Bankshares Stock may be registered under the Securities Act of 1933 as amended (the Securities Act), he shall (a) acquire the shares of Bankshares Stock for the account of the Trust, for investment purposes and not with a view to, or for, sale in connection with any distribution thereof, and he shall not distribute or resell the shares of Bankshares Stock or any part of them except as provided under the Plan; and (b) except after receiving the written election of a Participant or his Beneficiary, shall not sell, transfer, assign, or otherwise dispose of any of the shares of Bankshares Stock in the absence of (i) an effective registration statement under the Securities Act, (ii) an opinion of counsel, satisfactory to the Trustee and the Employer that registration is not required under one of the exemptions provided for under the Securities Act including but not limited to the exemption provided by and under Rule 144 under the Securities Act (or similar rule in effect at the time of receipt of the shares of Bankshares Stock by the Participant, or his Beneficiary), or (iii) a "no action" letter with respect to the proposed disposition has been received from the Securities and Exchange Commission. The stock certificate evidencing the shares shall bear a restrictive legend against transfer in accordance with the foregoing provision and a Participant or his Beneficiary who is to receive shares of Bankshares Stock shall represent in writing to the Trustee, immediately prior to or at the time of receipt of shares of Bankshares Stock, that he will abide by the foregoing provision and that he will not distribute or resell such shares or any part of them without first complying with the terms of Paragraph 8.5 of the Plan.

               In the event the Trustee invests any part of the Fund, pursuant to the purpose of the Plan, in shares of Bankshares Stock and the Trustee is thereafter directed to dispose of such investment, or any part thereof, under circumstances which, in the opinion of counsel for the Trustee, require registration of the securities under the Securities Act and/or qualification of the securities under the Blue Sky laws of any state or states, then the Employer, at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

     (n) The Trustee shall not hold any Employer real property which is not qualified Employer Real Property.

     (o) The Trustee shall not acquire any qualified Employer Real Property in excess of the applicable legal limits.

     (p) The Trustee shall not engage in any prohibited transactions involving parties in interest.

     (q) Subject to the provisions and limitations specifically set forth in this Plan, to do all other acts and things which in the judgment of the Trustee may be necessary or desirable for the proper and advantageous management of the Trust, and the preservation of its property, in the same manner and to the same extent as an individual might or could do with respect to his own property.

11.5 ESOP Loans. The Administrator may direct the Trustee to incur ESOP Loans, as hereinafter defined, from time to time to finance the acquisition of Bankshares Stock (Financed Shares) for the Trust or to repay a prior ESOP Loan. An installment obligation incurred in connection with the purchase of Bankshares Stock shall constitute an ESOP Loan. An ESOP Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An ESOP Loan may be secured by a collateral pledge of the Financed Shares so acquired. No other Trust assets may be pledged as collateral for an ESOP Loan, and no lender shall have recourse against Trust assets other than any Financed Shares remaining subject to pledge. Any pledge of Financed Shares must provide for the release of shares so pledged on a pro rata basis as principal repayments on the ESOP Loan are made by the Trustee and such Financed Shares are allocated to Participants' Stock Accounts (as provided in Paragraph 5.2). Repayments of principal and interest on any ESOP Loan shall be made by the Trustee (as directed by the Administrator) only from Employer contributions paid in cash to enable the Trustee to repay such Loan, from earnings attributable to such Employer Contributions and from any cash dividends received by the Trust on such Financed Shares.

11.6 Removal of Trustee. The Board may remove any Trustee by giving written notice of such removal to such Trustee, to take effect not less than sixty (60) days after mailing or delivery of such notification, unless notice of a shorter duration shall be accepted by the Trustee as adequate. Any Trustee may resign by giving written notice of his resignation to the Bank. In the event of the removal, resignation, death, incapacity, or any other failure to serve, of a Trustee, the Board shall appoint a successor or successors, but if the Board fails to appoint a successor, any person in interest may petition a court of competent jurisdiction to appoint a successor Trustee to act until a successor has been appointed by the Board. Within sixty (60) days after any removal, resignation or other termination of a Trustee's services, such Trustee shall file with each Employer a final accounting of the form specified in Paragraph 11.2, and upon the expiration of ninety (90) days after the filing of such accounting, such accounting shall be final and conclusive with respect to any item or thing fairly shown thereby and not objected to in writing by any Employer or the successor Trustee within said ninety (90) day period. Each successor Trustee shall accept and acknowledge his appointment in writing. Such Trustee shall have all the duties, powers, responsibilities and discretions herein given to the original Trustee.

11.7 Acting for the Trustee. If more than one (1) Trustee is serving hereunder, any Trustee may, with the approval of a majority of Trustees, act for the Trust, and his signature on any paper shall be deemed to be the signature of the Trustees acting jointly. In the case of any Bank account held in the name of the Trust, the signature of any Trustee shall be sufficient signature for any check drawn upon such account.

11.8 Expenses of Trust. Unless otherwise directed by the Bank, all expenses of administering the Trust shall be paid out of the Trust.

11.9 Investment Manager. The Board may, from time to time, appoint an investment manager, as defined by (S) 3(38) of ERISA, who shall have authority to effect purchases, disposition and exchanges of assets comprising the Trust as such investment manager considers appropriate and advisable. During the period of such appointment, the Trustee shall be subject to the proper directions of such investment manager that are made in accordance with the terms of the Plan and applicable law. The instructions of the investment manager shall either be in writing or subsequently confirmed in writing. The investment manager must acknowledge in writing to the Trustee and the Board the acceptance of such appointment and that it is a fiduciary with respect to the Plan. The investment manager shall be solely responsible for the acquisition, disposition and management of the assets of the Plan and the Trustee shall not be liable for the acts or omissions of the investment manager.

                                   ARTICLE XII

                      PROVISIONS RELATING TO TOP-HEAVY PLAN

      Notwithstanding anything hereinabove to the contrary, if the Plan is a Top-Heavy Plan as determined pursuant to Code (S) 416 for any Plan Year then the Plan shall meet the following requirements for any such Plan Year:

      (a) Minimum Vesting Requirements. Vesting with respect to contributions made in and earnings accrued during such Plan Year shall be determined in accordance with the following schedule:


                 Years of Service                Vested Interest
                 -----------------               ---------------

                 Less than 2 years                      0%

                 2 or more                            100%

      (b) Minimum Contribution Requirement. It is intended that the Employer will meet the minimum benefit and contribution requirements of Code (S) 416(c). If a minimum benefit is not provided under a defined benefit plan maintained by the Employer, then this Plan will provide a minimum contribution allocation (which may include forfeitures otherwise allocable) for such Plan

Year for each non-key Participant who has not separated from service at the end of the Plan Year, regardless of whether such Participant completes 1,000 Hours of Service during the Plan Year and regardless of such Participant's level of compensation, in an amount equal to at least three percent (3%) of such Participant's Compensation for such Plan Year less any contribution for the Participant to any other defined contribution plan for the Plan Year concerned. Such three percent (3%) minimum contribution requirement shall be increased to four percent (4%) for any year in which the Employer also maintains a defined benefit pension plan if necessary to avoid the application of Code ss. 416(h)(1), relating to special adjustments to the Code (S) 415 limits for top heavy plans, if the adjusted limitations of Code (S) 416(h)(1) would otherwise be exceeded if such minimum contribution were not so increased.

          The minimum contribution requirements set forth hereinabove shall be reduced in the following circumstances:

          (1) The percentage minimum contribution required hereunder shall in no event exceed the percentage contribution made for the key employee for whom such percentage is the highest for the Plan Year after taking into account contributions or benefits under other qualified plans in this Plan's aggregation group as provided pursuant to Code (S) 416(c)(2)(B)(ii); and

          (2) No minimum contribution will be required for a Participant under this Plan for any Plan Year if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such year for the Participant in accordance with Code (S) 416(c).


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

13.1 No Guarantee of Employment. Nothing herein contained shall be deemed to give to any Employee the right to be retained in the employ of any Employer, the Employer hereby reserving the right to discharge any Employee at any time with or without cause, and any Employee so discharged shall have only such rights or interests in this Trust as may be specifically provided for herein.

13.2 Severability. In the event any provision contained in this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted therein.

13.3 No Right of Action By Reason of Plan. Neither the establishment of the Plan nor any modification thereof nor the creation of any fund or account or the payment of any benefit shall be construed as giving to any Participant or any other person whomsoever any legal or equitable right against any Employer or any Trustee unless such right shall be specifically provided for in the Plan or by applicable law.

13.4 Non-Alienation of Benefits. Subject to Paragraph 13.5 and to the extent permitted by law, no benefits payable under the Plan will be subject in any manner to anticipation, assignment, pledge or other alienation or to attachment, garnishment, levy or other sequestration; and any attempt thereat shall be void; and no benefits will be in any manner liable for or subject to the debts, liabilities, engagements, or torts of any Participant, former Participant or Beneficiary; and if any Participant, former Participant or Beneficiary is adjudicated bankrupt or attempts to anticipate, assign or pledge any benefits, then such benefits will, in the discretion of the Administrator, cease and the Administrator shall cause the same to be held and applied to or for the benefit of such Participant, former Participant, Beneficiary or his or her spouse, children or other dependents, or any of them, in such manner and in such proportion as the Administrator may determine; provided, however, that nothing herein shall be construed to deprive any Employer of any remedy otherwise available to it, by attachment, garnishment, levy or other sequestration, against any Participant, former Participant or Beneficiary or any property or right of any of them for the enforcement and collection of any debt or other obligation of any Participant, former Participant or Beneficiary.

13.5 Qualified Domestic Relations Orders. Notwithstanding the provisions of Paragraph 13.4, in the case of any domestic relations order received by the Administrator, the Administrator shall: (1) notify the Participant and any alternate payee named in such order of the Administrator's receipt of such order and the Plan's procedures for determining its status as a "qualified domestic relations order," as defined by Code (S) 417; (2) permit any such alternate payee to designate a representative for receipt of copies of notices sent to the alternate payee with respect to such order; (3) within a reasonable time after receipt, determine whether such order is a qualified domestic relations order in accordance with written procedures established for that purpose; and (4) notify the Participant and each alternate payee of such determination. The Administrator shall provide for the payment of a Participant's benefits under the Plan to such alternate payee in accordance with the terms and requirements of an order which the Administrator determines to be a qualified domestic relations order and at the time specified in such order; provided, however, that the alternate payee designated in such order shall not receive any type, form or optional benefit not otherwise provided under the Plan, nor shall the Plan provide any increased (determined on the basis of actuarial value) benefits to the Participant, his alternate payee, or both, by virtue of such order. During any period in which the issue of whether a domestic relations order is "qualified" pursuant to Code (S) 417 is being determined, the Administrator shall segregate in a separate account the amounts which would have been payable to the alternate payee during such period if the order had been qualified on the date of its receipt. If within eighteen (18) months from such date the order is determined to be: (a) qualified, the Administrator shall pay the segregated amounts (plus interest) to the person(s) entitled thereto; or (b) not qualified, or the issue as to its qualification is still unresolved at the end of 18 months, the Administrator shall pay the segregated amounts (plus interest) to the Participant or Beneficiary who would have been entitled to such amounts if there had been no order. Any determination that an order is qualified which is made after the close of the 18 month period referred to above shall be applied prospectively only.

13.6 Evidence of Survival. If the Administrator is unable within two (2) years after the Account becomes payable, to make payment because the identity or whereabouts of the person or persons to receive payment cannot be ascertained, the Administrator, at the end of such two-year period, may direct that payment be made to such designated Beneficiary or Beneficiaries of the Participant or former Participant as may be found and living at such time, or if no such living beneficiary is found at such time, to the spouse of the Participant or former Participant if found and living at such time.

13.7 Action By or For Employer. To the extent that the charter or bylaws of any Employer or any resolution of the Board of any Employer so authorize or permit, any Executive Committee, other Committee or officer of such Employer may, for the purposes of this Plan, act for, or in the stead of, such Employer or the Board of such Employer.

13.8 Adoption of Plan by Related Entities. Any other corporation (herein called a related corporation) at least eighty percent (80%) of whose capital stock is owned by one or more of the corporations which have adopted the Plan, and/or one or more of the stockholders of such corporations, or any sole proprietorship or partnership (related organization) may adopt the Plan as a stock ownership plan for the benefit of the Employees of such corporation or related organization by resolution of the Board and of such other corporation or related organization. Notwithstanding any other provision of this Plan, if a Participant is transferred from employment by one Employer to employment by another Employer, or a related corporation or organization (whether or not such related corporation or organization has adopted this Plan), or if a Participant's employment by any Employer is terminated and immediately following such termination such Participant is employed by another Employer, or any such related corporation or organization, such Participant shall be deemed not to have a Break in Service for the purpose of this Plan, and such Participant shall continue to participate in the Plan subject to the provisions hereof. Such Participant shall share in the contributions made by his Employer or Employers on the basis of such Participant's Compensation during the period of employment by each such Employer. With respect to any period in which such Participant is employed by a related corporation or organization which is not an Employer (i.e., has not adopted this Plan or has discontinued this Plan for its Employees), such Participant shall not share in the contributions of any Employer.

13.9 Non-Diversion of Trust Funds. All property and assets of the Trust, including income from investments and from all other sources, shall be for the exclusive benefit of Participants and their Beneficiaries and shall be used to pay benefits provided hereunder or to pay expenses of administration to the extent not paid by the Employer.

13.10 Payment to Minors and Incompetents. If a Participant, former Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is deemed by the Administrator or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits they may be paid to such person or persons as the Administrator may designate or to a duly appointed personal representative of such Participant, former Participant or Beneficiary.

13.11 Merger. This Plan shall not merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each Participant in the Plan would (if the plan be then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). No other Plan subject to the minimum funding standards of Code (S) 412 (i.e., money purchase pension, target benefit or defined benefit plans) shall be merged or consolidated into, or have its assets or liabilities transferred to, this Plan unless this Plan is, at the time of such merger, transfer or consolidation, amended to provide the survivors' annuities required by Code (S) 417.

13.12 Plan Not Effective Unless Approved. Notwithstanding anything in the Plan to the contrary, if the Internal Revenue Service initially, or upon any amendment to the Plan, shall fail or refuse to issue its determination that the Trust, which forms a part of the Plan, is a qualified trust under Code (S) 401(a), then, at the election of the Bank, the Plan may be terminated, and upon such termination all contributions shall be returned to the Bank, or the Plan may be subject to any amendments as may be necessary to obtain a determination that the Trust is a qualified trust under Code (S) 401(a).

13.13 Use of Pronouns. Whenever used herein, the masculine pronouns shall include the feminine, the feminine shall include the masculine, the singular shall include the plural and the plural shall include the singular, unless the context otherwise requires.

13.14 Governing Law. The provisions of the Plan shall, except as otherwise required by the statutes of the United States of America, be construed according to the laws of the Commonwealth of Virginia.

        IN WITNESS WHEREOF, the Bank and the Trustee have caused this Plan to be signed in their names as of the day and year first above written. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                      RESOURCE BANK

Date: February ___, 2002        By:   ______________________________

                                Title:______________________________


                                      RESOURCE BANKSHARES CORPORATION

Date: February ___, 2002        By:   ______________________________

                                Title:______________________________


                                      CW & CO. OF VIRGINIA

Date: February ___, 2002        By:   ______________________________

                                Title:______________________________


                                      RESOURCE SERVICE CORPORATION

Date: February ___, 2002        By:   ______________________________

                                Title:______________________________

                                      PRC TITLE, LLP

Date: February ___, 2002        By:   ______________________________

                                Title:______________________________

                                     EGTRRA
                                AMENDMENT TO THE
                   RESOURCE BANK STOCK AND 401(K) SAVINGS PLAN

                                    SECTION I
                                    PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the Resource Bank Stock and 401(k) Savings Plan (the "Plan") is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   SECTION II
                              INVOLUNTARY CASH-OUTS

2.1 Applicability and effective date. Inasmuch as the Plan provides for involuntary cash-outs of amounts less than $5,000, this Section shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Section shall not apply if the Plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

2.2 Rollovers not to be disregarded in determining value of account balance for involuntary distributions. For purposes of the sections of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined including that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the Plan shall immediately distribute the participant's entire nonforfeitable account balance in accordance with the terms of the Plan.

                                   SECTION III
                             HARDSHIP DISTRIBUTIONS

 3.1 Applicability and effective date. Inasmuch as the Plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), this Section shall apply for calendar years beginning after 2001.

3.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   SECTION IV
                             CATCH-UP CONTRIBUTIONS

4.1 Catch-up Contributions. All employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

4.2 Matching of Catch-up Contributions. Catch-up contributions will be matched to the same extent and in the same manner as elective deferrals under the Plan.

                                    SECTION V
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period).The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                   SECTION VI
             LIMITATIONS ON CONTRIBUTIONS (CODE SECTION 415 LIMITS)

6.1 Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.


6.2 Maximum annual addition. Except to the extent permitted under Section IV of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the Plan for any limitation year shall not exceed the lesser of:

         a.    $40,000, as adjusted for increases in the cost-of-living under
               Section 415(d) of the Code, or

         b. 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

         The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                   SECTION VII
                         MODIFICATION OF TOP-HEAVY RULES

7.1 Effective date. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends the top-heavy provisions of the Plan.

7.2      Determination of top-heavy status.

7.2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of
         Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

7.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

         a. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         b. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

7.3      Minimum benefits.

7.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

7.3.2 Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                  SECTION VIII
                                DIRECT ROLLOVERS

8.1 Effective date. This Section shall apply to distributions made after December 31, 2001.

8.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

8.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

8.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or
         (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                   SECTION IX
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this Plan; however, in no event will the Plan permit an after-tax source of rollover contributions.

                                    SECTION X
                           REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the Plan shall not apply for plan years beginning after December 31, 2001.

                                   SECTION XI
                               ELECTIVE DEFERRALS

Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section VI of this amendment and
Section 414(v) of the Code, if applicable.

                                   SECTION XII
                    DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

12.1 Effective date. This Section shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

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


12.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

This amendment has been executed this ___ day of February, 2002.

Name of Employer:   Resource Bank

         RESOURCE BANK

By:      ________________________________________________

         ________________________________________________
                              Name

         ________________________________________________
                              Title

Name of Plan: Resource Bank Stock and 401(k) Savings Plan

                                AMENDMENT NO. ONE

                   RESOURCE BANK STOCK AND 401(K) SAVINGS PLAN

     THIS AMENDMENT NO. ONE is made this _____ day of _________________, 2002, by RESOURCE BANK, a Virginia banking corporation (the "Corporation").

     WHEREAS, effective January 1, 2001, the Corporation adopted the amended and restated Resource Bank Stock and 401(k) Savings Plan (the "Plan") for the benefit of eligible employees; and

     WHEREAS, under Section 9.2 of the Plan, the Corporation reserved the right to amend the Plan and now desires to do so, effective January 1, 2001, to clarify certain provisions of the Plan to comply with a request from the Internal Revenue Service in connection with an application for a favorable determination letter on the Plan.

     NOW, THEREFORE, the Corporation hereby amends the Plan, effective January 1, 2001, as follows:

     1. Paragraph 1.15 of Article I is deleted in its entirety, and the following is substituted in lieu thereof:

          1.15 "Employee" means any person who is employed by the Employer, excluding (i) any person who is represented by a collective bargaining unit for the purpose of bargaining with the Employer with respect to retirement benefits, unless the resulting bargaining agreement provides for participation in the Plan, (ii) any person employed in a position described by the Employer in its payroll and/or personnel policies as "temporary" or "seasonal," and (iii) any "leased employee," as defined for purposes of Paragraph 2.5, or other individual performing services for the Employer who is not a common-law employee of the Employer

     2. Paragraph 2.5 of Article II is deleted in its entirety, and the following is substituted in lieu thereof:

          2.5 Leased Employees. For purposes of applying either the percentage or the fair cross-section tests of Code (S) 410(b) to the Employees eligible to participate in or covered by the Plan, any Leased Employee shall be treated as an Employee of the Employer. No such Leased Employee shall be eligible to participate or be covered by the Plan, however, unless such participation or coverage is required in order to satisfy the requirements of Code (S) 410.

          The term "Leased Employee" as used in this Paragraph 2.5 means any person who is not an Employee of the Employer and who provides services to the Employer if (i) such services are provided pursuant to an agreement between the Employer and a leasing organization, and (ii) such person has performed such services for the Employer (or for the Employer and a related party) on a substantially full-time basis for a period of at least 1 year, and (iii) such services are performed under primary direction or control by the Employer. The term Leased Employee shall have the same meaning given such term pursuant to Code (S) 414(n).

     3. Subsection 1.23 of Article I is deleted in its entirety, and the following is substituted in lieu thereof:

          1.23   "Highly Compensated Employee" means any Employee who:

                 (a) was at any time during the current or preceding Plan Year a five percent (5%) or more owner of an Employer; or

                 (b) for the preceding Plan Year, received Compensation from an Employer in excess of eighty-five thousand dollars ($85,000) (as adjusted annually by the Internal Revenue Service for increases in the cost of living).

                 (c) in lieu of subsection (b), if elected by the Employer through a plan amendment, received Compensation from an Employer in excess of eighty-five thousand dollars ($85,000) (as adjusted annually by the IRS for increases in the cost of living) and was in the top paid group of Employees (the top twenty percent (20%) of the Employer's work force when ranked on the basis of annual Compensation) for such year. In determining the top twenty percent (20%) of the Employer's work force, there shall be included all Employees, regardless of their eligibility to participate in the Plan, except Employees who: (1) have not completed six (6) months of service; (2) normally work less than seventeen and one-half (17 1/2) hours per week; (3) normally work during not more than six (6) months during any Plan Year; or (4) have not attained age twenty-one (21).

                 "Highly Compensated Employee," as defined hereinabove, shall have the meaning given such phrase by Code (S) 414(q) and applicable Treasury Regulations issued thereunder.

      4.  A new Paragraph 7.13 is added to read as follows:

          7.13 Military Service. Effective December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code (S) 414(u).

      5. In all other respects, the Plan as originally adopted is hereby ratified and affirmed.

      IN WITNESS WHEREOF, the Corporation, by its duly authorized officer, has caused this Amendment No. One to be executed as of the day and year first above written.


                                    RESOURCE BANK


                                    By: ________________________________________

                                    Title: _____________________________________

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